Exhibit 99.1

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

EXECUTION
5/1/02

AMENDED AND RESTATED NOTE PURCHASE AGREEMENTEDUCATION
ONE LOAN PROGRAM

          This Amended and Restated Note Purchase Agreement, by and between BANK ONE, NATIONAL ASSOCIATION ("Bank One"), a national banking association organized under the laws of the United States and having a principal office located at 100 East Broad Street, Columbus, Ohio 43215, and THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation having a principal place of business at 30 Little Harbor, Marblehead, Massachusetts ("FMC"), dated as of May 1, 2002;

W I T N E S S E T H:

          WHEREAS, Bank One is in the business of making education loans under education lending programs, including, without limitation, the EDUCATION ONE Loan Program (as hereinafter defined); and

          WHEREAS, FMC exists to provide funds for education loans for the benefit of students at Participating Institutions; and

          WHEREAS, pursuant to a Note Purchase Agreement between FMC and Bank One dated April 30, 2001, as amended by two Amendments to Note Purchase Agreement dated August 1, 2001, and an Amendment to Program Agreements dated October 1, 2001 ("Old Note Purchase Agreement"), Bank One has agreed to sell, from time to time, pools containing Bank One private education loans originated by Bank One under a program known as EDUCATION ONE ("EDUCATION ONE") to FMC or a Purchaser Trust (all as hereinafter defined); and

          WHEREAS, the EDUCATION ONE Loans are made by Bank One and purchased by FMC or a Purchaser Trust on the condition that they qualify for and in fact are covered by a guaranty issued by The Education Resources Institute, Inc., a Massachusetts nonprofit corporation having its principal offices at 330 Stuart Street, Boston, MA 02216 ("TERI"); and

          WHEREAS the parties wish to amend and restate the Old Note Purchase Agreement and to enter this Amended and Restated Note Purchase Agreement to take effect as of May 1, 2002 (the "Effective Date"); and

          WHEREAS the parties intend that this Amended and Restated Note Purchase Agreement supersedes and replaces the Old Note Purchase Agreement in its entirety and that the purchase of any and all EDUCATION ONE Conforming Loans on or after the Effective Date will be made under the terms and conditions of this Amended and Restated Note Purchase Agreement and not under the Old Note Purchase Agreement;

          NOW, THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

I.        Definitions.

          "Affiliate" shall mean, as to any person, any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such person. A person shall be deemed to control another person if the controlling person possesses, directly or indirectly, the power to direct or to cause the direction of the management and policies of the other person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" means State Street Bank & Trust Company, or a successor agent under the Deposit and Security Agreement.

          "Ambac" means Ambac Assurance Corporation.

          "Bond Insurer" means Ambac, or any other provider of credit insurance with respect to the obligations of the Purchaser Trust.

          "Business Day" shall mean any day other than: (a) a Saturday or Sunday, or (b) a day on which banking institutions in the state in which Bank One is headquartered are required or authorized by law or executive order to be closed.

          "Closing Period" means, with respect to any EDUCATION ONE Loan, the [**]days immediately following a Purchase Period with respect to such loan or such longer period as may be permitted to schedule a Purchase Date under Section 2.03.

          "Collateral" has the meaning set forth in the Deposit and Security Agreement.

          "Deposit and Security Agreement" means the agreement of that name among Bank One, Agent, TERI and FMC dated as of April 30, 2001.

          "Education One" means Education One Group, a subsidiary of USA Education, Inc., f/k/a SLM Holding Corporation, organized under the laws of the State of Indiana.

          "EDUCATION ONE Loan Pool" or "Pool" shall mean and refer to a group of EDUCATION ONE Notes purchased and pledged or intended to be purchased and pledged as collateral in a particular Securitization Transaction.

          "EDUCATION ONE Loans" shall mean loans (a) that at the time they were made were in compliance in all material respects with the requirements of the Program Guidelines, (b) serviced by the Servicer in substantial compliance with the Program Guidelines at all times prior to the Purchase Date, and (c) covered by and subject to all the benefits of the Guaranty Agreement.

          "EDUCATION ONE Notes" or "Notes" shall mean notes evidencing EDUCATION ONE Loans.

          "EDUCATION ONE Program" shall mean the EDUCATION ONE Loan Program described in the Program Guidelines.

          "First Marblehead" or "FMC" shall mean The First Marblehead Corporation, a Delaware corporation.

          "Guaranty Agreement" means the Amended and Restated Guaranty Agreement between Bank One and TERI dated as of the Conversion Date (as that term is defined in the Guaranty Agreement).

          "Loan Data" means Loan Information deidentified as to both personal borrower information and Bank One identity that is shared for the purpose of analyzing loan programs, including without limitation underwriting criteria, default histories, and portfolio performance.

          "Loan Information" means non-public, personal borrower information pertaining to any EDUCATION ONE Loan included in a Securitization Transaction.

          "Market Disruption Event" means any of the following: (a) any suspension or limitation on trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers National Market system; (b) any banking moratorium declared by federal, Massachusetts, or New York authorities or authorities of the state in which Bank One is headquartered; (c) any outbreak or escalation of major hostilities or armed conflict, or any declaration of war by Congress; or (d) the closing of the market for commercial paper or asset-backed securities or significant disruption in the functioning of those markets, if, in the judgment of FMC, the effect of any such event in (a) – (d) above makes it impractical or inadvisable to proceed with the completion of a Securitization Transaction; or (e) the occurrence of a TERI Insolvency Event.

          "Minimum Purchase Price" has the meaning set forth in Section 2.05.

          "New Loans" means EDUCATION ONE Loans for which applications are received on or after the Conversion Date (as that term is defined in the Guaranty Agreement).

          "Offering Material" has the meaning set forth in Section 3.10.

          "Old Loans" means EDUCATION ONE Loans for which applications are received prior to the Conversion Date (as that term is defined in the Guaranty Agreement).

          "Origination Agreement" refers to (a) the Amended and Restated Loan Origination Agreement with respect to the origination of EDUCATION ONE Loans entered into between TERI and Bank One and dated as of the Conversion Date, as amended from time to time, and (b) any subsequent agreement relating to origination services provided to Bank One with respect to EDUCATION ONE Loan Notes purchased under this Agreement that is reasonably acceptable in form and substance to each of FMC and TERI.

          "Origination Records" means and refers to the original EDUCATION ONE Loan application and Note, a form of cosigner notice when required under 16 C.F.R. § 444, and any other standardized documentation specified from time to time in the Program Guidelines as required to be received by the Servicer from Bank One in order to service EDUCATION ONE Loans adequately and accurately.

          "Participating Institution" means an educational institution approved by TERI for receipt of EDUCATION ONE Loan funds; provided that Bank One shall have the opportunity to review lists of existing Participating Institutions and institutions proposed for inclusion as Participating Institutions and consult with TERI regarding any concerns Bank One has about including any institution as a Participating Institution. FMC will use its best efforts to cause TERI to exclude from EDUCATION ONE Loans any loan made to finance costs of education at an institution that Bank One designates as "unacceptable."

          "Pledged Account" has the meaning set forth in the Deposit and Security Agreement.

          "Program Guidelines" means the Program Guidelines attached to the Amended and Restated Guaranty Agreement, as amended from time to time by mutual agreement of Bank One and TERI.

          "Program Lender" means Bank One, National Association, a national banking association or an Affiliate that is a successor through merger or an Affiliate to whom the rights and obligations of Bank One are assigned under the terms of this Agreement.

          "Public Transaction" means a Securitization Transaction involving the offering and sale of securities pursuant to an effective registration under the Securities Act of 1933, as amended, or an exemption from such act (other than an exemption provided under section 3(a)(3) of such Act).

          "Purchase Date" shall mean the (a) the date of consummation of a Securitization Transaction with respect to a particular Pool of EDUCATION ONE Loans, which date: (i) shall be set by written notice from FMC to Bank One, given to Bank One not less than five (5) Business Days in advance of the specified date, and (ii) shall occur [**]for each loan in the Pool in question, or (b) the date on which FMC or a designee Purchaser Trust purchases EDUCATION ONE Loan pursuant to the Right of First Refusal.

          "Purchase Period" means, with respect to any particular EDUCATION ONE Loan, the period beginning on the first date such loan becomes a "Seasoned Loan" and ending [**] days thereafter.

          "Purchaser Trust" shall mean and refer to a trust or other SPE formed for the purpose of purchasing EDUCATION ONE Loans by FMC or by any Affiliate of FMC. Any action required or permitted to be taken by FMC hereunder may be taken by a Purchaser Trust with respect to a particular Pool.

          "Rating Agencies" shall mean and refer to Standard and Poor's Corporation and/or Moody's Investors Service, Inc., and/or Fitch IBCA, Duff & Phelps, together with the successors in interest of any of them engaged in the business of issuing a credit rating for obligations issued in a Securitization Transaction.

          "Right of First Refusal Period" means for an EDUCATION ONE Loan, the earlier of (i)[**] days after expiration of the relevant [**] or (ii) [**] days after notice that a bona fide written offer has been received by Bank One under Section 2.03 with respect to such EDUCATION ONE Loan, provided that no such notice may be given until after expiration of [**].

          "Seasoned Loan" means an EDUCATION ONE Loan as of fifteen (15) days after the disbursement on the EDUCATION ONE Loan but shall exclude any loan disbursed by paper check if the paper check has not yet been paid by the drawee. In the event a disbursement check is paid by the drawee more than fifteen days after it is written, the Loan shall become a Seasoned Loan on the date of such payment. For purposes of computation of the Minimum Purchase Price, the term also includes (a) defaulted loans not yet purchased by TERI, and (b) the rights and obligations of Bank One with respect to defaulted EDUCATION ONE Loans purchased by TERI that would have been Seasoned Loans but for such purchase.

          "Securitization Costs" means the actual costs and expenses incurred by FMC, the Purchaser Trust, and all others entitled to payment for expenses by the Purchaser Trust or FMC, in connection with a Securitization Transaction including, without limitation, the following:

(Structuring and Origination Fees; Copy/Binding Costs)
(Underwriting Expenses)
(Rating Fee)
(Owner Trustee and Indenture Trustee Transaction and First Year Fees; Expenses)
(Counsel for Indenture Trustee)
(Counsel for FMC)
(Servicer Auditor)
(Bond Insurer)
(Counsel for TERI)
(Counsel for Bank One)
(SEC Filing Fees, if any)

          "Securitization Transaction" shall mean and refer to the purchase of a Pool of EDUCATION ONE Loans by a Purchaser Trust funded through the issuance and sale of commercial paper, certificates, bonds or other evidences of indebtedness, the repayment of which is supported by payments on the EDUCATION ONE Loans included in such Pool. A Securitization Transaction may include, without limitation, a continuing series of transactions occurring on a periodic basis in which Bank One makes a true sale of then-outstanding Seasoned Loans to a Purchaser Trust, which Purchaser Trust in turn either utilizes the Pool directly as collateral for its own debt or resells the Pool (in whole or in part) in further sales to a securitization conduit providing financing to the Purchaser Trust.

          "Servicer" shall mean and refer to Pennsylvania Higher Education Assistance Agency, or such other servicer as may be approved by FMC, TERI and the holder of the EDUCATION ONE Loans in question and retained by the holder of EDUCATION ONE Loans in accordance with the terms hereof and of the Guaranty Agreement.

          "Servicing Agreement" refers to: (a) the Servicing Agreement of substantially even date herewith to be entered into between Servicer and Bank One with respect to servicing of EDUCATION ONE Loans, as amended from time to time, and (b) any subsequent servicing agreement between Bank One and the Servicer governing servicing of EDUCATION ONE Loans purchased under this Agreement, in either case such agreement and any amendment thereto to be in good faith satisfactory in form and substance to FMC and its counsel.

          "SPE" means a special purpose entity formed and operated for the sole purpose of acting as purchaser and owner of EDUCATION ONE Loans.

          "TERI Insolvency Event" means (1) the commencement by TERI of a voluntary case under the federal bankruptcy law, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, (2) the consent by TERI to the appointment of or taking possession by a receiver, liquidator, trustee, custodian (or other similar official) of or for TERI or for any substantial part of its property, (3) the making by TERI of any assignment for the benefit of creditors, (4) the insolvency or the failure of TERI generally to pay its debts as such debts become due, or (5) a default under one or more guaranty agreements to which TERI is a party because of a failure to pay claims, or the taking of action by TERI in furtherance of any of the foregoing.

          "Term" shall mean the period commencing on the Effective Date and ending upon termination hereof, all as set forth in Article X (and subject to Section 11.06).

          "Total Principal Amount" means the total principal amount of Seasoned Loans available to be sold and purchased, plus [**]; provided, however, that [**] Bank One consents to or waives the condition in Section 3.01(c)(5) and signs a Co-Lender Indemnification Agreement substantially in the form of Exhibit B if requested by a lender of Other Loans.

           "Trust Agreement" means, with respect to any particular Securitization Transaction, the agreement pursuant to which a Purchaser Trust is formed, and any amendments.

          "Trust Indenture" means, with respect to any particular Securitization Transaction, the agreement pursuant to which FMC or a Purchaser Trust issues evidences of indebtedness secured by the payments on the related EDUCATION ONE Loans.

II.       Agreement for Purchase and Sale of Notes.

          2.01.    Purchase and Sale .

          [**]    during the Term of this Agreement and subject to Section 2.03 and the conditions set forth in this Agreement, Bank One shall sell to FMC or a designee Purchaser Trust, and FMC or such Purchaser Trust shall purchase, every Seasoned Loan owned by Bank One on the Purchase Date.

          2.02.    Marketing.

          Bank One shall be responsible for the design and execution of a program for marketing EDUCATION ONE Loans to consumers and shall bear all costs thereof. At the beginning of an academic year, Bank One shall share with FMC its marketing plan for EDUCATION ONE, which plan shall describe any direct mail inserts, internet messaging and other marketing initiatives. For the first three (3) years of this Agreement, Bank One shall maintain at least substantially the same amount of investment and level of effort in marketing EDUCATION ONE Loans and the EDUCATION ONE Program that Bank One made with respect to its EDUCATION ONE products in academic year 2000-2001.

          2.03.    Pre-Closing Information; FMC Purchase.

          (a)    Loan Information. Bank One will cause Servicer to inform FMC periodically of information reasonably requested by FMC, subject to the confidentiality provisions of Section 11.09 , in anticipation of a Securitization Transaction, including, without limitation, the number of Seasoned Loans ready for purchase, principal and accrued interest with respect to each such EDUCATION ONE Loan, payment status (including defaulted loans presented for guaranty payment), and the identity of Participating Institutions affected by the Securitization, together with the information contained in the model reports set forth in Exhibits C through E, at the intervals set forth in said Exhibits. The reports described in Exhibits C through E shall be provided in electronic media in the Servicer's standard format. Bank One shall also cause Servicer to provide to FMC, monthly, its AMR report series.

          (b)    Purchase Scheduling. FMC will use its best efforts to specify Purchase Dates that fall within each May and each November, [**] subject to Section 3.02(b), purchase or cause a Purchaser Trust to purchase [**] all of the Seasoned Loans held by Bank One [**]. FMC shall have the sole and exclusive right to purchase all EDUCATION ONE Loans during the [**] with respect to each Loan, which right may be assigned to one or more Purchaser Trusts. FMC may reschedule the Purchase Date without penalty of any kind, [**]. The [**] with respect to any Loan may be extended for a failure to comply with one or more conditions as set forth in Section 3.01(b). Bank One agrees, in consideration of FMC's undertaking pursuant to this section, not to sell or offer to sell to any third person any interest in any EDUCATION ONE Loan originated by Bank One [**] with respect to such Loan; provided, however, that after expiration of [**] with respect to any EDUCATION ONE Loan, Bank One shall use reasonable efforts to arrange the sale of such EDUCATION ONE Loan and, upon receipt of any bona fide third-party written offer to purchase such EDUCATION ONE Loan received by Bank One [**] with respect to such Loan, Bank One shall provide a copy of the same to FMC, and, in the event that FMC (or a Purchaser Trust) shall fail to purchase such EDUCATION ONE Loan on the terms of such third-party offer or other mutually acceptable terms [**], Bank One shall within its sole discretion be entitled to (i) sell such EDUCATION ONE Loan to any third party or to retain such EDUCATION ONE Loan, in whole or in part, for its own account free and clear of any claim under this Agreement, and/or (ii) immediately terminate this Agreement. If FMC or a Purchaser Trust purchases EDUCATION ONE Loans [**] on the terms of a bona fide third-party written offer or other mutually acceptable terms, FMC shall have no further liability to Bank One with respect to its obligation to purchase such loans [**].

          (c)    Extension of Purchase Period and Closing Period Due to lack of Volume. In the event that the Total Principal Amount of loans eligible for a Securitization Transaction [**], FMC may, but need not, declare [**] — with respect to each EDUCATION ONE Loan that is then a Seasoned Loan extended by [**] days. FMC may continue to declare such extensions, in its discretion, until [**] this Agreement expires or is terminated (in which event FMC shall schedule a Purchase Date for all outstanding EDUCATION ONE Loans, to occur prior to the expiration of the Closing Period for the last loan made subject to this Agreement; provided, however, that if this Agreement is terminated under subsection 2.03(b)(ii) on account of FMC's failure to purchase Seasoned Loans, then Bank One shall not be required to sell loans hereunder and shall have recourse to its remedies under Section 2.03(d)).

          (d)    Damages from Failure to Purchase. If FMC or a Purchaser Trust fails to purchase within a Closing Period (as the same may be extended pursuant to Section 2.03(c)), and the corresponding Right of First Refusal Period, all Seasoned Loans held by Bank One at the beginning of the Closing Period, to the extent such failure is not excused under Section 3.02(b), FMC shall pay to Bank One the lesser of: (i) [**]% of the total principal amount of all Seasoned Loans as to which the Right of First Refusal Period has expired or (ii) the difference between the Minimum Purchase Price and the price Bank One obtains for such Seasoned Loans pursuant to any transaction entered into by Bank One during the Right of First Refusal Period. If a failure to purchase is continuing, additional damages may become payable at thirty-day intervals as the Right of First Refusal Period expires as to additional loans. Such payments shall constitute liquidated damages in full satisfaction of FMC's obligations with respect to the purchase of such loans. Once the Right of First Refusal Period for an EDUCATION ONE Loan has expired, Bank One shall be under no further obligation to offer such EDUCATION ONE Loan to FMC (or a Purchaser Trust) for purchase.

          (e)    FMC Reliance on Program Guidelines. Bank One further agrees, in consideration of FMC's undertaking pursuant to this section, that no change will be made in either the Program Guidelines or the interest rate and terms, as well as other consumer loan terms and conditions of EDUCATION ONE Loans without FMC's prior written consent, which consent shall not be unreasonably withheld.

          2.04.    Pool Supplement.

          Each purchase and sale of the EDUCATION ONE Loans included in a Pool on a Purchase Date shall be made pursuant to a Pool Supplement substantially in the form of Exhibit A which shall: (1) set forth the Minimum Purchase Price for the EDUCATION ONE Loans included in the Pool, (2) incorporate by reference the terms and conditions of this Agreement applicable to sales of EDUCATION ONE Loans, and (3) include a schedule of EDUCATION ONE Loans setting forth the details and characteristics of such Pool. Each Pool Supplement shall be executed by an authorized agent of each Purchaser Trust and Bank One and shall be delivered on the related Purchase Date. The Purchaser Trust shall provide a preliminary settlement sheet in the form of Exhibit 1 to the Pool Supplement not less than two (2) Business Days prior to the Purchase Date.

          2.05.    Minimum Purchase Price.

          On the Purchase Date, Bank One shall assign and convey all EDUCATION ONE Loans included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor.

          For Old Loans, the term "Minimum Purchase Price" shall mean the sum of:

(a)	The unpaid principal amount of the EDUCATION ONE Loans in question [**]; plus

(b)	all accrued and unpaid interest on such EDUCATION ONE Loans, [**]; plus

(c)	all fees paid by Bank One to TERI with respect to such EDUCATION ONE Loans [**]; plus

(d)	a marketing fee and loan premium, [**], as follows:

(A)	With respect to [**] as described in Schedule 3.3 to the Guaranty Agreement:

(i)	[**]% with respect to Undergraduate Cosigned Loans;

(ii)	[**]% with respect to Graduate Cosigned Loans;

(iii)	[**]% with respect to Continuing Education Loans (both Cosigned and Creditworthy);

(iv)	[**]% with respect to K-12 loans.

(B)	With respect to [**] as described in schedule 3.3 to the Guaranty Agreement:

(i)	[**]% with respect to Undergraduate Cosigned Loans;

(ii)	[**]% with respect to Graduate Cosigned Loans;

(iii)	[**]% with respect to Continuing Education Loans (both Cosigned and Creditworthy);

(iv)	[**]% with respect to K-12 loans;

(e)	in either case, plus; the amount of any Guaranty Fees [**] at the time of the [**] pursuant to [**] any such Guaranty Fees [**].

          For New Loans, the term "Minimum Purchase Price" shall mean the sum of:

(a)	The unpaid principal amount [**] of the Seasoned Loans in the Pool; plus

(b)	all accrued and unpaid interest on such EDUCATION ONE Loans, in accordance with[**]; plus

(c)	all fees paid by Bank One to TERI with respect to such EDUCATION ONE Loans [**], plus

(d)	a marketing fee and loan premium, [**] of EDUCATION ONE Loans, as follows (for tier references, see Schedule 3.3 of the Guaranty Agreement):

(i)	with respect to Undergraduate Creditworthy Loans, [**]% [**]%[**];

(ii)	with respect to Graduate Creditworthy Loans, [**]%[**]%[**];

(iii)	with respect to Continuing Education Loans (both Cosigned and Creditworthy), [**]%[**]%[**];

(iv)	with respect to K-12 loans, [**]%, plus;

(e)	the amount of [**] at the time of the [**] pursuant to column 6 of Schedule 3.3 of the Guaranty Agreement. [**] such [**] or any [**] any such [**].

          2.06.    Transition.

          The parties agree that this Amended and Restated Note Purchase Agreement supersedes and replaces the Old Note Purchase Agreement in its entirety and the purchase of any and all EDUCATION ONE Conforming Loans after the Effective Date will be made under the terms and conditions of this Amended and Restated Note Purchase Agreement and not under the Old Note Purchase Agreement; provided, however, that the Third Amendment to Program Agreements, dated November 1, 2001, remains in full force and effect.

III.       Procedures and Conditions for Transfer.

          3.01.    Conveyances of EDUCATION ONE Loans; Conditions to Purchase.

          (a)    On each Purchase Date, upon execution and delivery of the related Pool Supplement, Bank One shall sell, transfer, assign, set over and otherwise convey to FMC or a Purchaser Trust, without recourse, all right, title and interest of Bank One in and to:

(1)	The EDUCATION ONE Loans included in the related Securitization Transaction and all payments due or to become due thereon;

(2)	Any proceeds with respect to the EDUCATION ONE Loans originated by Bank One included in such Pool from recourse to TERI under the Origination Agreement regarding origination of such loans;

(3)	All claims of Bank One with respect to past servicing of such EDUCATION ONE Loans under the Servicing Agreement;

(4)	The proceeds of any and all of the foregoing received after the Purchase Date or received prior thereto and not credited against the Minimum Purchase Price as computed on the Purchase Date; and

(5)	All rights of Bank One under the Guaranty Agreement with respect to the EDUCATION ONE Loans in the Pool.

          (b)    The obligation of FMC and/or any Purchaser Trust to purchase the EDUCATION ONE Loans originated by Bank One on the related Purchase Date shall be subject to satisfaction of the following conditions (each and all of which may be waived by such Purchaser Trust, in whole or in part in its sole discretion). In the event of a failure of a condition that is not waived, the Purchase Date shall be rescheduled by FMC to (i) the earlier of: (A) the date when such failure of any of the following conditions is cured, or (B) ninety (90) days after the Purchase Date that would have occurred but for such failure (provided that FMC shall have up to 180 days to reschedule on account of a Market Disruption Event), or (ii) such other date as mutually agreed upon by the parties. FMC, without penalty or liability hereunder, may refuse to purchase any EDUCATION ONE Loans as to which any failure of conditions precedent are not cured within such ninety (90) days (or other agreed upon period) or as to which such failure cannot reasonably be expected to be cured.

(1)	Bank One shall have delivered to FMC or the Purchaser Trust a duly authorized and executed Pool Supplement;

(2)	Each of the representations and warranties made by Bank One with respect to the EDUCATION ONE Loans included in such Pool shall be true and correct in all material respects as of the related Purchase Date;

(3)	Bank One shall have entered into an Origination Agreement and a Servicing Agreement [**] satisfactory in form and substance to FMC and such agreements shall be in full force and effect as of the Purchase Date and shall not have been modified except with the express written consent of FMC;

(4)	Bank One shall have in all material respects, performed and observed the terms and conditions of this Agreement, the Origination Agreement and the Servicing Agreement;

(5)	The EDUCATION ONE Loans to be purchased shall have been originated and serviced in [**] conformity with the Program Guidelines and shall be covered by the Guaranty Agreement;

(6)	TERI shall have executed and delivered a confirmatory Guaranty Agreement, covering all loans being purchased, for the benefit of the Purchaser Trust and the indenture trustee in the Securitization Transaction;

(7)	The Agent pursuant to the Deposit and Security Agreement, shall have transferred to the indenture trustee in the Securitization Transaction the portion of the Pledged Account and the Collateral specified in Section 4 of the Deposit and Security Agreement;

(8)	If required by any other Lender whose loans are included in the Securitization Transaction, Bank One shall have executed and delivered a Co-Lender Indemnification Agreement substantially in the form of Exhibit B;

(9)	Bank One shall, at its own expense, on or prior to the Purchase Date, indicate in computer files relating to EDUCATION ONE Loans that the EDUCATION ONE Loans identified in the related Pool Supplement have been sold to the Purchaser Trust pursuant to this Agreement and such Pool Supplement;

(10)	Bank One shall have executed and delivered for filing a UCC-1 financing statement, in a form which, assuming a court or other forum recharacterized the sale of EDUCATION ONE Notes hereunder as the creation of a security interest, would be sufficient to perfect all security interests created by this Agreement with respect to the EDUCATION ONE Loans originated by Bank One included in such Pool in the appropriate office of the jurisdiction in which the chief executive office of Bank One is located (or, in the event of a change of law, Bank One shall have taken, but at no additional cost or expense to the Bank One, such action as may be reasonably required by the Purchaser Trust);

(11)	As of such Purchase Date: (i) Bank One was not insolvent and will not become insolvent as a result of the transfer of EDUCATION ONE Loans on such Purchase Date, (ii) Bank One did not intend to incur or believe that it would incur debts that would be beyond Bank One's ability to pay as such debts matured, (iii) such transfer was not made with actual intent to hinder, delay or defraud any Person, and (iv) Bank One was "Adequately Capitalized," as such term is defined by the Office of the Comptroller of the Currency on the Purchase Date; and

(12)	In the reasonable judgment of FMC, no Market Disruption Event has occurred; provided that if satisfaction of the condition set forth in this Section 3.01(b)(12) is the only outstanding condition to closing, FMC shall schedule a new Purchase Date as soon as is reasonably practicable after the Market Disruption Event has ceased.

          (c)    The obligation of Bank One to sell EDUCATION ONE Loans included in the Pool on a related Purchase Date is subject to satisfaction of the following conditions (each and all of which may be waived by Bank One in whole or in part, in its sole discretion):

(1)	FMC or Purchaser Trust shall have delivered to Bank One a duly authorized and executed Pool Supplement;

(2)	FMC or Purchaser Trust shall have paid the Minimum Purchase Price to Bank One by wire transfer of immediately available funds;

(3)	Subject to Section 3.01(c)(5) hereof, FMC or the Purchaser Trust shall have delivered to Bank One a Co-Lender Indemnification Agreement substantially in the form of Exhibit B duly executed by any other Lender whose loans are properly included in the Securitization Transaction; and

(4)	[**] FMC shall [**] Bank One (i) [**] in such form from FMC [**] Bank One [**] and (ii) such [**] Bank One shall [**] which are [**].

(5)	EDUCATION ONE Loans will not be included in a particular Securitization Transaction with loans originated by one or more other financial institutions unless (i) all the financial institutions are on the most recent list submitted to and approved by Bank One on an annual basis, or (ii) Bank One has provided its prior written consent with respect to the particular Securitization Transaction. The list for the year ending on the first anniversary date of this Agreement is comprised of Chase Manhattan Bank, Bank of America, and Citibank.

          (d)    Subject to the terms and conditions provided in this Agreement and to applicable legal requirements, each of the parties to this Agreement agrees to use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party to this Agreement in doing, as promptly as practicable, all things necessary, proper or advisable under applicable Law to ensure that the conditions set forth in Section 3.01 hereof are satisfied and to consummate and make effective the transactions contemplated by this Agreement.

          3.02.    Delivery of Documents.

          On the Purchase Date, Bank One shall deliver to FMC or the Purchaser Trust or to the Servicer, as agent for FMC or the Purchaser Trust and/or the trustee of the Trust Indenture, each Bank One Note originated by Bank One included in the Pool and the related Origination Records (or such alternative evidence of the Loans as is acceptable to the Guarantor and all parties to the Securitization Transaction). If a Co-Lender Indemnification Agreement is required as a condition of FMC's obligations under Section 3.01(b)(8) hereof, Bank One shall execute and deliver a Co-Lender Indemnification Agreement to each requesting lender selling loans in the Securitization Transaction.

          3.03.    Confirmation of Representations and Warranties.

          In each Pool Supplement, Bank One shall confirm its representations and warranties contained herein with respect to the EDUCATION ONE Loans in such Pool.

          3.04.    Rights Transferred.

          The transfer of funds pursuant to Section 2.04 hereof shall constitute, and the delivery to FMC, or its designated Purchaser Trust of each Pool Supplement shall evidence, a sale and assignment to FMC or the Purchaser Trust of the related EDUCATION ONE Loans and of all of Bank One's interest in such EDUCATION ONE Loans. As assignee of such EDUCATION ONE Loans, FMC or the Purchaser Trust shall be [**] of such EDUCATION ONE Loans, [**], such EDUCATION ONE Loans [**].

          3.05.    Subsequent Receipts.

          In the event that Bank One shall receive, subsequent to any such assignment, any amounts whatsoever in respect to the EDUCATION ONE Loans so assigned in the nature of those described in Section 3.04 above, such amounts shall be held by Bank One in trust for FMC or the Purchaser Trust to which it has sold the Notes, and the Bank One shall promptly deliver such amounts to the trustee under the Trust Indenture.

          3.06.    Assignment of Origination Rights.

          Bank One shall transfer its rights under the Origination Agreement with respect to the EDUCATION ONE Loans in each Pool to FMC or the respective Purchaser Trust by execution and delivery of a Pool Supplement.

          3.07.    No Assumption of Liability to Fund Bank One Loan Notes.

          By their purchase of EDUCATION ONE Loan Notes, FMC, and all Purchaser Trusts, shall assume no liability, responsibility or obligation with respect to any disbursements or reimbursements which are due and owing, or which are, or may be alleged to be due and owing, by Bank One to any EDUCATION ONE Loan borrower by reason of the EDUCATION ONE Loan included in the Pool. Notwithstanding the foregoing, FMC or the Purchaser Trust shall assume from Bank One any liability to repurchase from TERI a defaulted Loan upon cure of the default, with respect to any Loan that would be a Seasoned Loan but for such default and purchase by TERI. Such repurchase obligation shall be governed by the confirmatory Guaranty Agreement described in Section 3.01(b)(6), above.

          3.08.    Servicing and Origination Costs.

          Except as expressly set forth in this Agreement, Bank One shall be solely responsible for and shall pay all costs due to any third party from Bank One (including, without limitation, amounts due to TERI or Servicer) with respect to origination of EDUCATION ONE Loans and with respect to loan servicing of EDUCATION ONE Loans incurred prior to purchase of the respective EDUCATION ONE Loans hereunder. [**] in connection with [**] under this Agreement, [**].

          3.09.    Securitization Costs. FMC or the Purchaser Trust shall be solely responsible for and shall pay any Securitization Costs and any and all obligations it has incurred in connection with the purchase, financing of purchase and securitization of the EDUCATION ONE Loans.

          3.10.    Public Transactions. FMC shall notify Bank One if it decides that any Securitization Transaction will take the form of a Public Transaction. Such notification shall occur prior to any announcement of the transaction, release of offering material for the transaction or regulatory filing relating to the transaction which would indicate Bank One's involvement in such a Public Transaction. FMC shall furnish to Bank One for Bank One's review and approval any and all proposed offering material which includes Bank One's name or information on the EDUCATION ONE Loans (the "Offering Material"). FMC shall not use any such Offering Material without Bank One's written approval, which shall not be unreasonably withheld; it being understood that it shall not be deemed unreasonable for Bank One to condition such approval on the provision to Bank One of such certificates, opinions and agreements (including, but not limited to an indemnification agreement) as is ordinary and customary in public securitization transactions.

          3.11    Effect of Loan Cancellations. In the event that the Borrower cancels a Seasoned Loan in a manner and at a time permitted under the Program Guidelines, if that loan has already been purchased under this Agreement, Program Lender will return to the Purchaser Trust all amounts received by it with respect to such purchase. FMC shall prepare an accounting of all such cancellations within 30 days after the last date permitted for cancellation of loans purchased on a particular Purchase Date.

IV.      Obligations of FMC and Purchaser Trust.

          4.01.    Subject to the limitations and conditions in this Agreement, upon the designation of a Purchase Date by FMC, FMC shall [**].

V.      Representations and Warranties.

          5.01.    Representations and Warranties of FMC.

          FMC makes the following representations and warranties as of the date hereof, as of the date of each purchase of EDUCATION ONE Loans and as of any other date specified below. FMC shall cause each Purchaser Trust to make substantially the same representations and warranties in a Pool Supplement as of the date of each purchase of EDUCATION ONE Loans.

          (a)    FMC represents and warrants that it is and shall remain a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the authority to conduct all activities contemplated by this Agreement.

          (b)    FMC has full power and authority to perform its obligations under this Agreement, and has duly authorized the execution, delivery and performance of, and has duly delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of FMC enforceable against FMC in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws.

          (c)    Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof, will conflict with, or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which FMC is now a party or by which it is bound.

          (d)    No action or proceeding is pending or, to FMC's knowledge, threatened against FMC or any Purchaser Trust before any court or administrative agency which might have a materially adverse affect on the ability of FMC to perform its obligations under this Agreement.

          5.02.    Representations and Warranties of Bank One.

          Bank One makes the following representations and warranties as of the date hereof, as of the date of each sale of EDUCATION ONE Loans to FMC or a Purchaser Trust (solely as to the Loans within the respective Pool with regard to Section 5.02(d) through (i)), and as of any other date specified below:

          (a)    Bank One represents and warrants that it is a national bank duly organized, validly existing and in good standing under the laws of the United States, and has the authority to conduct all activities contemplated by this Agreement.

          (b)    Bank One has full power and authority to perform its obligations under this Agreement, and has duly authorized the execution, delivery and performance of, and has duly delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Bank One enforceable against Bank One in accordance with its terms, except as such enforceability may be limited by (i) receivership, conservatorship and supervisory powers of bank regulatory agencies generally, (ii) applicable bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect, or (iii) general principles of equity.

          (c)    Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof, will conflict with, or result in a material breach of, or constitute a material default under, any of the terms, conditions or provisions of any legal restriction or any material agreement or instrument to which Bank One is now a party or by which it is bound.

          (d)    Each of the EDUCATION ONE Loans originated by Bank One sold to FMC or a Purchaser Trust pursuant to any Securitization Transaction: (i) is the valid, binding and enforceable obligation of the borrower executing the same, and of any cosigner thereto, enforceable against each borrower, any student maker named therein, and any cosignor thereunder in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by equitable principles, (ii) is covered by and entitled to the benefits of the Guaranty Agreement, and (iii) is a "Seasoned Loan" as defined in this Agreement.

          (e)    [**] each EDUCATION ONE Loan originated by Bank One sold hereunder and any accompanying notices and disclosures conforms [**] to all applicable state and federal laws, rules and regulations, (ii) each EDUCATION ONE Loan was documented on forms set forth in the Program Guidelines and contained consumer loan terms and involved guaranty fees payable to TERI in strict conformity with the Program Guidelines, and (iii) the origination of each EDUCATION ONE Loan was conducted in [**] the Program Guidelines and [**] with all applicable state and federal laws [**]; and (iv) Bank One did not discriminate based upon the age, sex, race, national origin, color, religion or handicapped status of any Borrower in making such Loan.

          (f)    At the time of origination, each EDUCATION ONE Loan originated by Bank One sold to FMC or Purchaser Trust is in compliance with any applicable usury laws.

          (g)    There is no defense to payment, counterclaim, or setoff at the time of origination with respect to EDUCATION ONE Loans included in the Pool. To the best of Bank One's information and belief, there is no action before any state or federal court, administrative or regulatory body pending against Bank One and involving EDUCATION ONE Loans in which an adverse result would have a material adverse effect upon the validity or enforceability of EDUCATION ONE Loans.

          (h)    Each and every EDUCATION ONE Loan included in the Pool is owned by Bank One, free and clear of any liens, claims or demands of any person, and Bank One has the absolute right to transfer the same to FMC or a Purchaser Trust.

          (i)    With respect to each EDUCATION ONE Note included in the Pool: (A) the terms thereof have not been impaired, waived, altered or modified in any respect, except pursuant to written forbearance agreements in accordance with the requirements of and in the terms set forth in the Program Guidelines, and (B) such EDUCATION ONE Note has been serviced at all times [**] with the Program Guidelines.

          5.03.    Exclusive Representations and Warranties.

          The representations and warranties set forth in Section 5.02 above are the sole and exclusive representations and warranties made by Bank One, its representatives, agents, officers, directors and other employees, with respect to this Agreement, any Pool Supplement, any EDUCATION ONE Loan, any obligor, and the sale of any EDUCATION ONE Loan to FMC or a Purchaser Trust hereunder.

          5.04.    Remedy for Breach of Representations and Warranties.

          In the event any representation or warranty made by Bank One pursuant to Section 5.02 above shall prove to be inaccurate or incomplete [**] as of the date when made, Bank One shall have the right (but not the obligation) to elect by written notice to FMC to be given by Bank One no later than sixty (60) days after receipt of written notice from FMC of such alleged breach to repurchase the affected EDUCATION ONE Loan or Loans no later than such 60th day for a cash purchase price equal to the outstanding principal balance thereof plus all accrued and unpaid interest, [**]. Upon receipt of said repurchase price, FMC shall, or, if applicable, shall cause the Purchaser Trust or the Servicer to, deliver the Bank One Note and the Origination Records relating thereto to Bank One, duly endorsed or assigned to Bank One or to such person as Bank One may direct, in any such case, without recourse to FMC or the Purchaser Trust. Whether or not Bank One exercises its right of repurchase, Bank One shall indemnify FMC or the Purchaser Trust pursuant to Article VIII. [**].

          In the event any representation or warranty made by FMC or a Purchaser Trust pursuant to Section 5.01 above shall prove to be inaccurate or incomplete in any material and adverse respect as of the date when made, Bank One shall have the right to terminate this Agreement if the deficiency is not cured within thirty (30) days after written notice of the deficiency is given to FMC or the Purchaser Trust. Whether or not Bank One exercises its right to terminate, FMC or the Purchaser Trust shall indemnify Bank One pursuant to Article VIII.

VI.     Survival of Representations, Warranties and Indemnities.

          The representations and warranties contained herein and the indemnifications contained in Article VIII hereof shall survive until each EDUCATION ONE Loan sold hereunder is paid in full.

          VII.      Miscellaneous.

          7.01.    No Assignment.

          No party may assign its rights or obligations under this Agreement without the prior written consent of the parties hereto, provided, however, that: (a) Bank One may assign its rights hereunder to an Affiliate that is a national banking association or state-chartered bank having the legal power and right under applicable law (including, without limitation, usury law in the State where it is located) to make educational loans conforming to the Program Guidelines to borrowers located in all states and territories of the United States and (b) FMC shall have the right to create a Purchaser Trust to exercise FMC's rights to purchase each Pool. No assignment shall relieve the assignor of liability hereunder. Any assignment in violation hereof shall be automatically null and void.

          7.02.    Amendment.

          This Agreement may not be amended nor terms or provisions hereof waived unless such amendment or waiver is in writing and signed by all parties hereto.

          7.03.    No Waiver.

          No delay or failure by any party to exercise any right, power or remedy hereunder shall constitute a waiver thereof by such party, and no single or partial exercise by any party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

          7.04.    Entire Agreement.

          This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

          7.05.    Notices.

          All notices given by any party to the others under this Agreement shall be in writing delivered: (a) personally, (b) by facsimile transmission, (c) by overnight courier, prepaid, or (d) by depositing the same in the United States mail, certified, return receipt requested, with postage prepaid, addressed to the party at the address set forth below. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received. Notices shall be given as follows:

If to Bank One:

Bank One, N.A.
Myra Busch Goetz
Vice President
1111 Polarais Parkway
OH1-0246
Columbus, OH 43240
Fax No.: 614 217-5781
E-Mail: Myra_Busch_Goetz@bankone.com

With a copy to:

EDUCATION ONE Group
11100 USA Parkway
Indianapolis, Indiana 46038
Attn: Joseph F. Sergi
Fax No.: 317-578-6082
E-Mail: jsergi@bank1ed1.com

If to FMC:

Daniel Maxwell Meyers
The First Marblehead Corporation
30 Little Harbor
Marblehead, MA 01945
Facsimile: (781) 639-4583
E-Mail: dmeyers@gateloan.com

With a copy to:

Richard P. Hackett, Esq.
Pierce Atwood
One Monument Square
Portland, ME 04101
Facsimile: (207) 791-1350
E-Mail: rhackett@pierceatwood.com

          7.06.    Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice-of-law rules).

          7.07.    Counterparts.

          This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

          7.08.    No Third Parties Benefited.

          This Agreement is made and entered into for the protection and legal benefit of the parties, and their permitted successors and assigns (including, without limitation, any Purchaser Trust), and each and every Indemnified Person (all of which shall be entitled to enforce the Indemnity contained in Sections 8.01 and 8.02 hereof), and no other person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

          7.09.    Opinions.

          Concurrent with the execution hereof, each party shall deliver to the other the opinion of its corporate counsel (which may be internal counsel) to the effect that this Agreement has been duly authorized by all necessary corporate or other organizational action, this Agreement is within the corporate or other organizational power of such party and that this Agreement has been duly executed and delivered by an authorized officer of the party.

VIII.      Indemnification.

          8.01.    By Bank One.

          Subject to the procedures regarding breach of representations and warranties set forth in Section 5.04 above, Bank One shall indemnify and hold harmless FMC, each Purchaser Trust, and any other purchaser under this Agreement, and any officer, director, employee or agent of any of the foregoing (herein, collectively referred to as the "Indemnified Persons") against any and all liabilities, losses, costs, damages and expenses, including, without limitation, reasonable attorneys' fees and legal expenses and sums paid, liabilities incurred or expenses paid or incurred in connection with settling claims, suits or judgments which such Indemnified Person may sustain or incur by reason of any material breach of any representation, warranty or covenant of Bank One contained herein. This section shall survive any termination of this Agreement.

          8.02.    By FMC.

          Subject to the procedure set forth in Section 5.04, FMC and the respective Purchaser Trusts shall indemnify and hold harmless Bank One and any officer, director, employee or agent of Bank One (herein, collectively referred to as "Indemnified Persons") against any and all liabilities, losses, costs, damages, and expenses, including, without limitation, reasonable attorneys' fees and legal expenses and sums paid, liabilities incurred or expenses paid or incurred in connection with settling claims or judgments or obtaining or attempting to obtain release from liability, which such Indemnified Person may sustain or incur by reason of (i) any material breach of any representation, warranty or covenant of FMC contained herein or the respective Purchaser Trust in the Pool Supplement or (ii) by reason of any untrue statement or alleged untrue statement of a material fact made by FMC or a Purchaser Trust contained in any offering material used in a Securitization Transaction or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. This section shall survive any termination of this Agreement.

IX.     Dispute Resolution

          9.01.    Informal Dispute Resolution.

          Any controversy or claim between the parties arising from or in connection with this Agreement or the relationship of the parties under this Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, and whether arising before or after the termination of this Agreement ("Dispute") shall be resolved as follows:

          (a)    Upon written request of either party, the parties will each appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.

          (b)    The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

          (c)    Arbitration proceedings for the resolution of a Dispute under Section 9.02 may not be commenced until the earlier of:

(i) the designated representatives conclude in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

(ii) the expiration of the thirty (30) day period immediately following the initial request to negotiate the Dispute.

          9.02.    Arbitration.

          The parties acknowledge that this Agreement evidences a transaction involving interstate commerce. Any controversy or claim arising out of or relating to this Agreement, or the breach of the same, shall be settled through consultation and negotiation under Section 9.01. However, if those attempts fail, the parties agree that any misunderstandings or disputes arising from this Agreement shall be decided by binding arbitration which shall be conducted, upon request by either party, in New York, New York or other mutually agreed upon location, before one (1) arbitrator designated by the American Arbitration Association (the "AAA"), in accordance with the terms of the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code. Notwithstanding anything herein to the contrary, either party may proceed to a court of competent jurisdiction to obtain equitable relief at any time.

X.      Term and Termination.

          10.01.    Term.

          This Agreement shall remain in full force and effect until expiration or termination of the Guaranty Agreement and thereafter until the expiration of the Right of First Refusal Period (under Section 2.03 hereof) of all EDUCATION ONE Loans guaranteed pursuant to the Guaranty Agreement. After termination of this Agreement, certain obligations hereunder shall survive as provided in Article VI hereof.

          Provided that the Guaranty Agreement remains in effect, the Agreement shall remain in full force and effect for an initial term of two years from May 1, 2002, and thereafter shall renew for additional one-year terms unless either party gives written notice of termination at least sixty (60) days prior to the then-effective expiration date.

          All Education Loans originated prior to such termination shall be purchased by FMC or a designee Purchaser Trust consistent with the terms of this Agreement.

XI.     MISCELLANEOUS

11.01	Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, then all parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objective.

11.02	Headings. The headings used in this Agreement and/or any schedule or Exhibit hereto are for reference and convenience purposes only and shall not in any way limit or affect the meaning or interpretation of any of the terms hereof.

11.03	Use of Bank One's Name, Logo and Marks. FMC shall not and shall cause any Purchaser Trust to not use any trade name, trademark, service mark, or any other information which identifies Bank One or EDUCATION ONE in any disclosures or materials provided in connection with any Securitization Transaction or in any sales, marketing, or publicity activities, including, but not limited to, press releases, interviews with representatives of any written publication, television station or network, or radio station or network, without the prior written consent of Bank One.

11.04	Notice of Claims. As a continuing obligation of FMC throughout the term of this Agreement, FMC shall notify Bank One of any claims, either filed or threatened to be filed, which materially affect, or could materially affect its performance under this Agreement. Additionally, in the event FMC is the subject of material litigation or experiences a material adverse change in its financial condition or business, FMC shall provide Bank One with adequate assurance of FMC's ability to perform under this Agreement.

11.05	Limited Exclusive Agreement. This Agreement establishes an exclusive arrangement between FMC and Bank One for the purchase and sale of EDUCATION ONE Loans during the term of this Agreement and Bank One will use and promote the "EDUCATION ONE" brand name and market the EDUCATION ONE Program exclusively in connection with the transactions described in this Agreement. Subject to the foregoing, FMC recognizes that Bank One now and in the future will offer and originate other private education loans. Likewise, Bank One recognizes that FMC will be free now and in the future to promote other education loans and purchase loans from lenders under other programs. The parties expressly agree that this Agreement in no way establishes an exclusive arrangement between FMC and Bank One except as provided in this Section. FMC acknowledges and agrees that it acquires no interest in the name EDUCATION ONE by virtue of this Agreement and that FMC will not use the name EDUCATION ONE after termination of this Agreement.

11.05	Survival. The provisions relating to the following rights and obligations shall survive the termination, cancellation, expiration and/or rescission of this Agreement: Ownership, Privacy of Consumer Financial Information, Warranty, Limitation of Liability, Indemnification, and Confidentiality/Non-Disclosure. In addition, any provisions relating to the enforcement of any of the surviving provisions and any remedies available under this Agreement shall also survive.

11.07	Relationship of Parties. Except as otherwise specifically set forth in this Agreement, this Agreement shall not be construed as authority for either party to act for the other in any agency, partnership, joint venture or any other capacity or to make commitments of any kind for the account of or on behalf of the other.

11.08	Schedules and Exhibits. In the event of a conflict between the terms of this Agreement, as may be amended from time to time, and any schedule or Exhibit, the terms of this Agreement shall govern.

11.09	Confidentiality. Both FMC and Bank One have made and will continue throughout the term of this Agreement to make available to the other party confidential and proprietary materials and information ("Proprietary Information"). Prospectively, each party shall advise the other of material and information that is confidential and/or proprietary. All material and information provided by Bank One or FMC (including any Purchaser Trust) to the other or any of its Affiliates (including any Purchaser Trust) relating to the business, policies, procedures, customs, forms, customers and strategies of the disclosing party or any of its Affiliates, including information previously divulged or delivered to FMC or any Purchaser Trust by Bank One or to Bank One by FMC regarding the aforementioned subject matter is hereby designated as confidential and proprietary and shall be considered to be Proprietary Information. It is understood that the obligations set forth in this Section do not apply to materials or information that: (i) are already, or otherwise become, generally known by third parties as a result of no act or omission of the receiving party; (ii) subsequent to disclosure hereunder are lawfully received from a third party having the right to disseminate the information without restriction on disclosure; (iii) are generally furnished to others by the disclosing party without restriction on disclosure; (iv) were already known by the receiving party prior to receiving them from the disclosing party and were not received from a third party in breach of that third party's obligations of confidentiality; or (v) are independently developed by the receiving party without the use of Proprietary Information of the disclosing party.

Each party shall maintain the confidentiality of the other party's Proprietary Information and will not use or disclose such Proprietary Information without the prior written consent of the other party. Notwithstanding the foregoing, Bank One may disclose FMC's Proprietary Information to its Affiliates, agents, and other third parties to effectuate this Agreement, provided that such parties are under a similar obligation to maintain the confidentiality of FMC's Proprietary Information. Notwithstanding the foregoing, FMC may disclose such Proprietary Information to a Purchaser Trust, to FMC's Affiliates, their agents, and other third parties to effectuate this Agreement, provided that such parties are under a corresponding written obligation to maintain the confidentiality of Bank One's Proprietary Information.

Further, the parties may disclose the other's Proprietary Information in a judicial or quasi-judicial proceeding when required to do so by law when responding to a subpoena, deposition notice or similar judicial or governmental demand; in such situations, however, the party being requested to disclose the other's Proprietary Information shall endeavor to provide notice to the other party whereby the other party may intervene in the proceeding, if it wishes, and endeavor to prevent such disclosure. Additionally, the parties may disclose the other's Proprietary Information to their various regulatory agencies.

Notwithstanding any contrary provision of this Agreement, as long as each party protects the Proprietary Information of the other, neither the exposure to the other party's Proprietary Information, nor its ownership of work products, shall prevent either party from using ideas, concepts, expressions, know-how, skills and experience possessed by either party prior to its association with the other party or developed by either party during its association with the other party, so long as the Proprietary Information of the other party is not used.

Notwithstanding any contrary provision of this Agreement, the parties acknowledge and agree that nothing in this Agreement restricts: (i) sharing Loan Information with FMC or any Purchaser Trust or any of their Affiliates to track loans in preparation for a Securitization Transaction as described in Section 2.03 above, (ii) providing Loan Information to FMC or any Purchaser Trust or any of their Affiliates as a purchaser of loans in a Securitization Transaction, (iii) sharing Loan Information among TERI, FMC, and their Affiliates for purposes of servicing loans under the Origination Agreement or Sub-Servicing Agreement between TERI and Affiliates of FMC, or (iv) using, manipulating, or sharing Loan Data.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BANK ONE, NATIONAL ASSOCIATION
(Columbus, Ohio) (Bank One):

By: /s/ Myra Busch Goetz

Print Name: Myra Busch Goetz

Title: Vice President, Education Lending

THE FIRST MARBLEHEAD CORPORATION
(FMC)

By: /s/ Ralph James

Print Name: Ralph James

Title: President

Note Purchase Agreement
Index to Exhibits

Exhibit A Exhibit B Exhibit C Exhibit D Exhibit E	Pool Supplement Co-Lender Indemnification Agreement Monthly File Report Layout – EOM Servicing Monthly File Report Layout – Transactional Detail Weekly Origination Transmission File Data Elements

EXHIBIT A
Pool Supplement

This Pool Supplement ("Supplement") is entered into pursuant to and forms a part of that certain Amended and Restated Note Purchase Agreement (the "Agreement") dated as of __________, 2002 by and between The First Marblehead Corporation ("FMC") and Bank One, National Association (Columbus, Ohio) ("Bank One"). This Supplement is dated ____________, ____. Capitalized terms used in this Supplement without definitions have the meaning set forth in the Agreement.

          Article 1: Purchase and Sale.

          In consideration of the Minimum Purchase Price set forth in Schedule 1 attached hereto, Program Lender hereby transfers, sells, sets over and assigns to [name of purchasing entity] ("Purchaser Trust"), upon the terms and conditions set forth in the Agreement (which are incorporated herein by reference with the same force and effect as if set forth in full herein), each EDUCATION ONE Loan described in the attached Schedule 2 ("the Transferred EDUCATION ONE Loans") along with all of Program Lender's rights under the Guaranty Agreement relating to the Transferred EDUCATION ONE Loans. Program Lender hereby transfers and delivers to the Purchaser Trust each EDUCATION ONE Note evidencing such EDUCATION ONE Loan and all Origination Records relating thereto, in accordance with the terms of the Agreement. Purchaser Trust hereby purchases said EDUCATION ONE Notes on said terms and conditions.

          Article 2: Price.

          The amounts paid pursuant to this Supplement are:

For Old Loans, the term "Minimum Purchase Price" shall mean the sum of:

(b)   The unpaid principal amount of the EDUCATION ONE Loans in question [**]; plus

(b)   all accrued and unpaid interest on such EDUCATION ONE Loans, [**]; plus

(c)   all fees paid by Bank One to TERI with respect to such EDUCATION ONE Loans [**]; plus

(d)   a marketing fee and loan premium, [**], as follows:

(A)	With respect to [**] as described in Schedule 3.3 to the Guaranty Agreement:

(i)	[**]% with respect to Undergraduate Cosigned Loans;

(ii)	[**]% with respect to Graduate Cosigned Loans;

(iii)	[**]% with respect to Continuing Education Loans (both Cosigned and Creditworthy);

(iv)	[**]% with respect to K-12 loans.

(B)	With respect to Loans that do not qualify as Premium Loans as described in schedule 3.3 to the Guaranty Agreement:

(i)	[**]% with respect to Undergraduate Cosigned Loans;

(ii)	[**]% with respect to Graduate Cosigned Loans;

(iii)	[**]% with respect to Continuing Education Loans (both Cosigned and Creditworthy);

(iv)	[**]% with respect to K-12 loans;

          in either case, plus;

          (e)    the amount of any Guaranty Fees [**].

          For New Loans, the term "Minimum Purchase Price" shall mean the sum of:

(a)	The unpaid principal amount [**]; plus

(b)	all accrued and unpaid interest on such EDUCATION ONE Loans, [**]; plus

(c)	all fees paid by Bank One to TERI with respect to such EDUCATION ONE Loans [**], plus

(d)	a marketing fee and loan premium, [**], as follows (for tier references, see Schedule 3.3 of the Guaranty Agreement):

(i)	with respect to Undergraduate Creditworthy Loans, [**]% [**] and [**]% for [**];

(ii)	with respect to Graduate Creditworthy Loans, [**]% [**] and [**]% for [**];

(iii)	with respect to Continuing Education Loans (both Cosigned and Creditworthy), [**]% [**] and [**]% [**];

(iv)	with respect to K-12 loans, [**]%, plus;

(e)	the amount of any Guaranty Fees [**].

          Article 3: Representations and Warranties.

          3.01.    By Program Lender.

          Bank One repeats the representations and warranties contained in Section 5.02 of the Agreement and confirms the same are true and correct as of the date hereof with respect to the Agreement and to this Supplement.

          3.02.    By Purchaser Trust.

          The Purchaser Trust hereby represents and warrants to the Bank One that at the date of execution and delivery of this Supplement by the Purchaser Trust:

          (a)    The Purchaser Trust is duly organized and validly existing as a business trust under the laws of the State of Delaware with the due power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Transferred EDUCATION ONE Loans.

          (b)    The Purchaser Trust is duly qualified to do business and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (c)    The Purchaser Trust has the power and authority to execute and deliver this Pool Supplement and to carry out its respective terms; the Purchaser Trust has the power and authority to purchase the Transferred EDUCATION ONE Loans and rights relating thereto as provided herein from the Bank One and the Purchaser Trust has duly authorized such purchase from the Bank One by all necessary action; and the execution, delivery and performance of this Pool Supplement has been duly authorized by the Purchaser Trust by all necessary action on the part of the Purchaser Trust.

          (d)    This Pool Supplement, together with the Agreement of which this Supplement forms a part, constitutes a legal, valid and binding obligation of the Purchaser Trust, enforceable in accordance with its terms.

          (e)    The consummation of the transactions contemplated by the Agreement and this Supplement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the governing instruments of the Purchaser Trust or any indenture, agreement or other instrument to which the Purchaser Trust is a party or by which it is bound; or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to the Purchaser Trust of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser Trust or its properties.

          (f)    There are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser Trust or its properties: (1) asserting the invalidity of the Agreement or this Pool Supplement, (2) seeking to prevent the consummation of any of the transactions contemplated by the Agreement or this Pool Supplement, or (3) seeking any determination or ruling that is likely to materially or adversely affect the performance by the Purchaser Trust of its obligations under, or the validity or enforceability of the Agreement or this Pool Supplement.

          Article 4: Cross Receipt.

          Bank One hereby acknowledges receipt of the Minimum Purchase Price. Purchaser Trust hereby acknowledges receipt of the Transferred EDUCATION ONE Loans included in the Pool.

          Article 5: Assignment of Origination, Guaranty and Servicing Rights.

          Bank One hereby assigns and sets over to Purchaser Trust any claims it may now or hereafter have under the Guaranty Agreement, the Origination Agreement, and the Servicing Agreement to the extent the same relate to the Transferred EDUCATION ONE Loans described in Schedule 2, other than any right to obtain servicing after the date hereof. It is the intent of this provision to vest in Purchaser Trust any claim of Bank One relating to defects in origination, guaranty, or servicing of the loans purchased hereunder in order to permit Purchaser Trust to assert such claims directly and obviate any need to make the same claims against Bank One under this Agreement.

          Article 6: Owner Trustee.

          It is expressly understood and agreed by the parties hereto that (a) this Pool Supplement is executed and delivered by (the "Owner Trustee") not individually or personally, but solely as owner trustee of the Purchaser Trust under the Trust Agreement dated as of , with , in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Purchaser Trust are made and intended not as personal representations, undertakings and agreements by the Owner Trustee, but are made and intended for the purpose for binding only the Purchaser Trust, (c) nothing herein contained shall be construed as creating any personal or individual liability on the Owner Trustee, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereby and by any person claiming by, through, or under the parties hereto, and (d) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Purchaser Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Purchaser Trust under this Supplement or any other documents related to the EDUCATION ONE Notes.

          IN WITNESS WHEREOF, the parties have caused this Supplement to be executed as of the date set forth above.

THE FIRST MARBLEHEAD CORPORATION By: Name: Title: PURCHASER NAME: By: OWNER TRUSTEE By: Print Name: Title: BANK ONE, N.A. (Columbus, Ohio) By: Print Name: Title:

Schedule 1 to Pool Supplement
(SAMPLE)

SETTLEMENT SCHEDULE
FMC 200__-CP-__

PROGRAM NAME LOANS

# of Loans	Total Principal	Accrued Interest at Note Rate

EXHIBIT B

CO-LENDER INDEMNIFICATION AGREEMENT

          THIS CO-LENDER INDEMNIFICATION AGREEMENT (the "Agreement") is made as of [DATE], by and between [Names and Addresses of Co-Lenders] ("Co-Lender"), and Bank One, National Association (Columbus, Ohio) ("Bank One"), a national banking association organized under the laws of the United States, with its headquarters and principal place of business located at Columbus, Ohio (Co-Lender and Bank One are sometimes collectively referred to as the "Lenders" and are each sometimes severally referred to as a "Lender").

RECITALS

A.

The Lenders are participants in certain private education loan programs to pay the costs of attending institutions of education which are themselves participants in the TERI Program (the "Participating Institutions") whereunder such loans (the "TERI Loans") are guaranteed by The Education Resources Institute, Inc. ("TERI") (collectively, the "TERI Programs").

B.

Each of the Lenders, individually, have entered into an agreement (each, a "Purchase Agreement") with The First Marblehead Corporation or The National Collegiate Trust, pursuant to which Purchase Agreements such Lenders have agreed to sell certain TERI Loans to [Name of Purchasing Entity] (the "Purchaser Trust"), each such purchase to be funded through the issuance and sale of certificates, bonds or other evidences of indebtedness, the repayment of which are supported by such TERI Loans (the "Subject Securitization Transaction").

          C.    As a condition precedent to the obligation of each Lender to consummate the sale of TERI Loans originated by them to the Purchaser Trust, all Lenders whose TERI-Guaranteed Loans will be included in the Subject Securitization Transaction are required to execute and deliver to the other Lenders requesting same a copy of this Agreement.

          NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
REPRESENTATIONS AND WARRANTIES

          1.01 Each Lender represents and warrants to each other Lender requesting this Agreement, as to itself, that as of the date hereof:

          (a)    It is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and has the power and authority to originate and/or hold TERI Loans, to consummate the transaction contemplated by the Purchase Agreement to which it is a party, and to execute and deliver and perform its obligations under this Agreement;

          (b)    This Agreement has been duly authorized, executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by (a) the receivership, conservatorship and similar supervisory powers of bank regulatory agencies generally, as well as bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors; (b) general principles of equity (including availability of equitable remedies), whether enforcement is sought in a proceeding in equity or at law; and (c) applicable securities laws and public policy considerations underlying the securities laws to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification with respect to securities law liabilities;

          (c)    Each TERI Loan included in the Subject Securitization Transaction originated by it is the valid, binding and enforceable obligation of the borrower executing the same, and of any cosigner thereto, enforceable against the borrower and cosigner thereunder in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by equitable principles;

          (d)    At the time of origination, each TERI Loan included in the Subject Securitization Transaction originated by it and any accompanying notices and disclosures conforms in all material respects to all applicable state and federal laws, rules and regulations and the origination thereof was conducted in material compliance with all applicable state and federal laws concerning the actions of the Lender, including, without limitation, the Equal Credit Opportunity Act;

          (e)    At the time of origination, each-TERI Loan included in the Subject Securitization Transaction originated by it is in compliance in all material respects with any applicable usury laws at the time made and as of the time of sale to the Purchaser Trust pursuant to the Purchase Agreement to which Lender is a party; and

          (f)    The respective Lender has no actual knowledge of any defense to payment with respect to any TERI Loan included in the Subject Securitization Transaction originated by it nor is there any action before any state or federal court, administrative or regulatory body, pending against the Lender with regard to its TERI Loans in which an adverse result would have a material adverse effect upon the validity or enforceability of its TERI Loans.

ARTICLE 2
INDEMNIFICATION

          2.01 Cross-Indemnification. Each Lender (an "Indemnifying Party") hereby agrees to indemnify, hold harmless and defend each other and such other Lender's respective officers, directors, employees, attorneys, agents (not including any Participating Institution or the servicer of any TERI Loan) and each person who controls such other Lender within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively and severally, the "Indemnified Parties"), from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and/or damages (including, without limitation, reasonable external attorneys' fees and the allocated costs of internal salaried attorneys) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by any such Indemnified Party in any way relating to or arising out of the material inaccuracy or incompleteness of any representation or warranty made by the Indemnifying Lender hereunder or the material inaccuracy or incompleteness of any representation or warranty made by the Indemnifying Lender to any Participating Institution in connection with the TERI Program or the Subject Securitization Transaction. The indemnity provided by each Indemnifying Lender hereunder is in addition to any liability which such Lender may otherwise have to the Indemnified Parties, at law, in equity or otherwise, in connection with the Subject Securitization Transaction.

          2.02 Procedure for Indemnification. In case any proceeding (including any governmental investigation) shall be instituted against any Indemnified Party in respect of which indemnity is sought pursuant to Section 2.01, such Indemnified Party shall promptly notify the applicable Indemnifying Party in writing. The Indemnifying Party, upon request of the Indemnified Party, shall acknowledge its obligation, subject to the terms hereof, to indemnify the Indemnified Party in writing and shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and the Indemnifying Party shall pay the fees and disbursements of such counsel related to such proceeding, within a reasonable period of time after such fees and disbursements are billed by such counsel. If the Indemnifying Party fails to acknowledge its obligation, subject to the terms hereof, to indemnify in writing or fails to retain such counsel within a reasonable period of time after such notice was given, then the Indemnified Party shall have the right to retain its own counsel, and the fees and expenses of such counsel shall be at the expense of the Indemnifying Party. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the preceding sentence is applicable, (b) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (c) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.

          2.03 Settlements of Proceedings. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party, without the prior written consent of the Indemnified Party, shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject of such proceeding.

ARTICLE 3
MISCELLANEOUS

          3.01 Notices. All demands, notices and communications upon or to any Lender under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to such Lender at its address set forth below or to such other address as may hereafter be furnished by such Lender to the other Lenders hereunder in writing, and shall be deemed to have been duly given upon receipt.

If to Co-Lender:

_________________
_________________
_________________

with a copy to:

_________________
_________________
_________________

If to Bank One:

Bank One, N.A.
Mary L. Polsley
Vice President
2 Pinehurst Court
Frisco, Texas 75034
Fax No.: 469-384-1019

With a copy to:

EDUCATION ONE Group
11100 USA Parkway
Indianapolis, Indiana 46038
Attn: Joseph F. Sergi
Fax No.: 317-578-6082

          3.02 Successors and Assigns. This Agreement is binding on the Lenders and their respective successors and assigns. No Lender shall assign its rights or obligations under this Agreement without the prior written consent of all other Lender hereunder, other than to its wholly owned affiliate, and any assignment in violation of this prohibition shall be automatically deemed null and void.

          3.03 Arbitration. The parties acknowledge that this Agreement evidences a transaction involving interstate commerce. Any controversy or claim arising out of or relating to this Agreement, or the breach of the same, shall be settled through consultation and negotiation in good faith and a spirit of mutual cooperation for up to fifteen (15) days commencing on the date when one party gives written notice to the other party of any controversy or claim. However, if those attempts fail, the parties agree that any misunderstandings or disputes arising from this Agreement shall be decided by binding arbitration which shall be conducted, upon request by either party, in New York, New York or such other mutually agreed upon location, before one (1) arbitrator designated by the American Arbitration Association (the "AAA"), in accordance with the terms of the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code). Notwithstanding anything herein to the contrary, either party may proceed to a court of competent jurisdiction to obtain equitable relief at any time.

          3.04 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          3.05 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          3.06 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          3.07 Amendment. This Agreement may not be amended nor terms or provisions hereof waived unless such amendment or waiver is in writing and signed by all parties hereto.

          3.08 No Waiver. No delay or failure by any party to exercise any right, power or remedy hereunder shall constitute a waiver thereof by such party, and no single or partial exercise by any party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

          3.09 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

          3.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflict of laws doctrine.

          3.11 No Third Party Beneficiaries. This Agreement is made and entered into for the protection and legal benefit of the parties hereto, their permitted successors and assigns, and each and every Indemnified Party, and no other person shall be a direct or indirect beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

CO-LENDER(S) _____________________ By: ___________________ Print Name: Title: [LENDER NAME] _____________________ By: ___________________ Print Name: Title:

EXHIBIT C TO NOTE PURCHASE AGREEMENT
MONTHLY FILE REPORT LAYOUT – EOM SERVICING

--------------------------------------------------------------------------------------------------------------------------------
BF-SSN                                                    1               9           N         X(9)                      Spaces
  Borrower Social Security Number
--------------------------------------------------------------------------------------------------------------------------------
LN-SEQ                                                    10              4           N         9(4)                      Zeros
  Loan sequence number
--------------------------------------------------------------------------------------------------------------------------------
LD-END-GRC-PRD                                            14              10          A/N       MM/DD/CCYY                Spaces
  Grace period end date
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   24              1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
LN-MTH-GRC-PRD-DSC                                        25              3           N         9(3)                      Zeros
  Number of months disclosed for the grace
       period.
--------------------------------------------------------------------------------------------------------------------------------
LD-TRM-END                                                28              10          A/N       MM/DD/CCYY                Spaces
  Loan term end date
--------------------------------------------------------------------------------------------------------------------------------
LD-TRM-BEG                                                38              10          A/N       MM/DD/CCYY                Spaces
  Loan term begin date
--------------------------------------------------------------------------------------------------------------------------------
LF-GTR-RFR                                                48              12          A/N       X(12)                     Spaces
  Guarantor reference identification number
--------------------------------------------------------------------------------------------------------------------------------
LF-DOE-SCL-ORG                                            60              8           A/N       X(8)                      Spaces
  Original school identifier
--------------------------------------------------------------------------------------------------------------------------------
LC-SCY-PGA                                                68              2           A/N       X(2)                      Spaces
  Secondary program administrator code
--------------------------------------------------------------------------------------------------------------------------------
WX-SCY-PGA                                                70              20          A/N       X(20)                     Spaces
  Text description for Secondary program
         administrator code
--------------------------------------------------------------------------------------------------------------------------------
IC-LON-PGM                                                90              6           A/N       X(6)                      Spaces
  Type of Loan
--------------------------------------------------------------------------------------------------------------------------------
LF-RGL-CAT-LP06                                           96              7           A/N       Internal Use              Spaces
  Regulatory category code for Interest Rate
--------------------------------------------------------------------------------------------------------------------------------
IF-DOE-LDR                                                103             8           A/N       X(8)                      Spaces
  Lender Department of Education code
--------------------------------------------------------------------------------------------------------------------------------
IF-GTR                                                    111             6           A/N       X(6)                      Spaces
  Guarantor code
--------------------------------------------------------------------------------------------------------------------------------
LF-STU-SSN                                                117             9           A/N       X(9)                      Spaces
  Student's social security number
--------------------------------------------------------------------------------------------------------------------------------
LD-LON-1-DSB                                              126             10          A/N       MM/DD/CCYY                Spaces
  Date of the first disbursement for the loan
--------------------------------------------------------------------------------------------------------------------------------
LC-ACA-GDE-LEV                                            136             2           A/N       X(2)                      Spaces
  Academic Grade Level
--------------------------------------------------------------------------------------------------------------------------------
WX-ACA-GDE-LEV                                            138             20          A/N       X(20)                     Spaces
  Text description for Academic Grade Level
--------------------------------------------------------------------------------------------------------------------------------
LC-SCY-PGA-PGM-YR                                         158             1           A/N       X(1)                      Spaces
  Secondary party administration program year
    code
--------------------------------------------------------------------------------------------------------------------------------
WX-SCY-PGA-PGM-YR                                         159             20          A/N       X(20)                     Spaces
  Text description for Secondary party
    administration program year
--------------------------------------------------------------------------------------------------------------------------------
IC-HSP-CSE                                                179             3           A/N       X(3)                      Spaces
  Hospital course code
--------------------------------------------------------------------------------------------------------------------------------
WX-HSP-CSE                                                182             20          A/N       X(20)                     Spaces
  Text description for Hospital course code
--------------------------------------------------------------------------------------------------------------------------------
IF-OWN                                                    202             8           A/N       X(8)                      Spaces
  Current Owner code
--------------------------------------------------------------------------------------------------------------------------------
LD-LON-EFF-ADD                                            210             10          A/N       MM/DD/CCYY                Spaces
  Effective loan add date
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   220             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
LA-R78-INT-MAX                                            221             8           N         99999.99                  Zeros
  Maximum amount of Rule 78 interest charged
     to the loan
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   229             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-GRC-RMN                                            230             4           N         9(4)                      Zeros
  Number of days remaining in grace
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   234             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-ENR-ELP                                            235             4           N         9(4)                      Zeros
  Number of days elapsed in enrollment
--------------------------------------------------------------------------------------------------------------------------------
WD-RPY-BEG                                                239             10          A/N       MM/DD/CCYY                Spaces
  Repayment begin date
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   249             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-RPD-ELP                                            250             5           N         9(5)                      Zeros
  Number of days elapsed in repayment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   255             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-RPD-ELP                                            256             3           N         9(3)                      Zeros
  Number of months elapsed in repayment
--------------------------------------------------------------------------------------------------------------------------------
IM-PGA-SHO                                                259             20          A/N       X(20)                     Spaces
  Program Administration Short Name
--------------------------------------------------------------------------------------------------------------------------------
IM-GTR-SHO                                                279             20          A/N       X(20)                     Spaces
  Guarantor's Short Name
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   299             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-CUR-PRI                                                300             9           N         999999.99                 Zeros
  Current end of month principal amount
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   309             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-CUR-BR-INT                                             310             9        999999.99                              Zeros
  Current end of month borrower interest
         amount
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   319             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-CUR-GOV-INT                                            320             8           N         99999.99                  Zeros
  Current end of month government interest amount
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   328             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-CUR-OTH-CHR                                            329             8           N         99999.99                  Zeros
  Current end of month "other charges" amount
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   337             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-AVG-DAY-BAL                                            338             9           N         999999.99                 Zeros
  Average daily balance amount
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   347             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-PRV-MTH-PRI                                            348             9           N         999999.99                 Zeros
  Amount of previous month principal
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   357             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-PRV-MTH-BR-INT                                         358             9           N         999999.99                 Zeros
  Amount of previous month borrower interest
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   367             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-PRV-MTH-GOV-INT                                        368             8           N         99999.99                  Zeros
  Amount of previous month government
            interest
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   376             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-PRV-MTH-OTH-CHR                                        377             8           N         99999.99                  Zeros
  Amount of previous month "other charges"
--------------------------------------------------------------------------------------------------------------------------------
WM-BR-1                                                   385             13          A/N       X(13)                     Spaces
  Borrower's first name
--------------------------------------------------------------------------------------------------------------------------------
WM-BR-MID                                                 398             13          A/N       X(13)                     Spaces
  Borrower's middle name
--------------------------------------------------------------------------------------------------------------------------------
WM-BR-LST                                                 411             23          A/N       X(23)                     Spaces
  Borrower's last name
--------------------------------------------------------------------------------------------------------------------------------
WM-BR-LST-SFX                                             434             4           A/N       X(04)                     Spaces
  Borrower's last name suffix
--------------------------------------------------------------------------------------------------------------------------------
DD-BRT                                                    438             10          A/N       MM/DD/CCYY                Spaces
  Borrower's birth date
--------------------------------------------------------------------------------------------------------------------------------
WM-STU-1                                                  448             13          A/N       X(13)                     Spaces
  Student's first name
--------------------------------------------------------------------------------------------------------------------------------
WM-STU-MID                                                461             13          A/N       X(13)                     Spaces
  Student's middle name
--------------------------------------------------------------------------------------------------------------------------------
WM-STU-LST                                                474             23          A/N       X(23)                     Spaces
  Student's last name
--------------------------------------------------------------------------------------------------------------------------------
WM-STU-LST-SFX                                            497             4           A/N       X(04)                     Spaces
  Student's last name suffix
--------------------------------------------------------------------------------------------------------------------------------
WX-STR-ADR-1                                              501             32          A/N       X(32)                     Spaces
  Borrower's street address line 1
--------------------------------------------------------------------------------------------------------------------------------
WX-STR-ADR-2                                              533             32          A/N       X(32)                     Spaces
  Borrower's street address line 2
--------------------------------------------------------------------------------------------------------------------------------
WX-STR-ADR-3                                              565             32          A/N       X(32)                     Spaces
  Borrower's street address line 3
--------------------------------------------------------------------------------------------------------------------------------
WM-CT-T                                                   597             22          A/N       X(22)                     Spaces
  Borrower's city (post office) address
--------------------------------------------------------------------------------------------------------------------------------
DC-DOM-ST                                                 619             2           A/N       X(2)                      Spaces
  Borrower's state code
--------------------------------------------------------------------------------------------------------------------------------
DF-ZIP-CDE                                                621             9           A/N       X(9)                      Spaces
  Borrower's zip code
--------------------------------------------------------------------------------------------------------------------------------
DI-VLD-ADR                                                630             1           A/N       'Y' Valid Address         Spaces
  Borrower's address indicator                                                                  'N' Invalid Address
--------------------------------------------------------------------------------------------------------------------------------
DD-STA-PDEM30                                             631             10          A/N       MM/DD/CCYY                Spaces
  Date of last change to borrower's address
  information
--------------------------------------------------------------------------------------------------------------------------------
DM-FGN-CNY                                                641             15          A/N       X(15)                     Spaces
  Borrower's Foreign country address
--------------------------------------------------------------------------------------------------------------------------------
DM-FGN-ST                                                 656             15          A/N       X(15)                     Spaces
  Borrower's Foreign state address.
--------------------------------------------------------------------------------------------------------------------------------
DN-PHN-XTN                                                671             4           A/N       X(04)                     Spaces
  Borrower's Phone extension
--------------------------------------------------------------------------------------------------------------------------------
DN-DOM-PHN-LCL                                            675             4           A/N       X(04)                     Spaces
  Borrower's Phone number
--------------------------------------------------------------------------------------------------------------------------------
DN-DOM-PHN-XCH                                            679             3           A/N       X(03)                     Spaces
  Borrower's Phone exchange
--------------------------------------------------------------------------------------------------------------------------------
DN-DOM-PHN-ARA                                            682             3           A/N       X(03)                     Spaces
  Borrower's Phone area code
--------------------------------------------------------------------------------------------------------------------------------
DN-FGN-PHN-INL                                            685             3           A/N       X(3)                      Spaces
  Borrower's Foreign phone international
         access number
--------------------------------------------------------------------------------------------------------------------------------
DN-FGN-PHN-CNY                                            688             3           A/N       X(3)                      Spaces
  Borrower's Foreign phone country number
--------------------------------------------------------------------------------------------------------------------------------
DN-FGN-PHN-CT                                             691             4           A/N       X(4)                      Spaces
  Borrower's Foreign phone city number
--------------------------------------------------------------------------------------------------------------------------------
DN-FGN-PHN-LCL                                            695             7           A/N       X(7)                      Spaces
  Borrower's Foreign phone local number
--------------------------------------------------------------------------------------------------------------------------------
DI-PHN-VLD                                                702             1           A/N       'Y' Valid Phone           Spaces
  Borrower's Phone indicator                                                                    'N' Invalid Phone
--------------------------------------------------------------------------------------------------------------------------------
DD-SKP-BEG                                                703             10          A/N       MM/DD/CCYY                Spaces
  Skip Tracing begin date
--------------------------------------------------------------------------------------------------------------------------------
WI-LON-COS                                                713             1           A/N       'Y' Have cosigner         Spaces
                                                                                                'N' No cosigner
  Cosigner indicator
--------------------------------------------------------------------------------------------------------------------------------
WI-LON-CMK                                                714             1           A/N       'Y' Have co-maker         Spaces
  Comaker indicator                                                                             'N' No co-maker
--------------------------------------------------------------------------------------------------------------------------------
WI-LON-CBR                                                715             1           A/N       'N'                       Spaces
  Coborrower indicator
--------------------------------------------------------------------------------------------------------------------------------
WI-OTH-EDS-TYP                                            716             1           A/N       'N'                       Spaces
  Other endorser indicator
--------------------------------------------------------------------------------------------------------------------------------
WM-DOE-SCL-ORG                                            717             20          A/N       X(20)                     Spaces
  Name of the originating school
--------------------------------------------------------------------------------------------------------------------------------
WC-TYP-SCL-ORG                                            737             2           A/N       X(2)                      Spaces
  Original school type code
--------------------------------------------------------------------------------------------------------------------------------
WX-TYP-SCL-ORG                                            739             20          A/N       X(20)                     Spaces
  Text description for Original school type
      code
--------------------------------------------------------------------------------------------------------------------------------
WI-PPR-SCL-ORG                                            759             1           A/N       X(01)                     Spaces
  Original school proprietary school
             indicator
--------------------------------------------------------------------------------------------------------------------------------
LF-DOE-SCL-ENR-CUR                                        760             8           A/N       X(8)                      Spaces
  Identifier of the school currently enrolled
    in
--------------------------------------------------------------------------------------------------------------------------------
LD-SCL-SPR                                                768             10          A/N       MM/DD/CCYY                Spaces
  Last day of enrollment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   778             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-GRC-ELP                                            779             4           N         9(4)                      Zeros
  Number of days elapsed in grace status
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   783             1           N         X(1)                      Spaces
  Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-ENR-RMN
  Number of days remaining in enrollment
         status                                           784             4          9(4)                                 Zeros
--------------------------------------------------------------------------------------------------------------------------------
WC-TYP-SCL-CUR                                            788             2           A/N       X(2)                      Spaces
  Current school type code
--------------------------------------------------------------------------------------------------------------------------------
WX-TYP-SCL-CUR                                            790             20          A/N       X(20)                     Spaces
  Text description for Current school type
      code
--------------------------------------------------------------------------------------------------------------------------------
WI-PPR-SCL-CUR                                            810             1           A/N       X(01)                     Spaces
  Current school proprietary school indicator
--------------------------------------------------------------------------------------------------------------------------------
IF-GTR-RPT-SCL                                            811             8           A/N       X(8)                      Spaces
  Guarantor reporting code for school
--------------------------------------------------------------------------------------------------------------------------------
WC-SCL-CUR-DOM-ST                                         819             2           A/N       X(2)                      Spaces
  Current school state mail code
--------------------------------------------------------------------------------------------------------------------------------
WC-SCL-ORG-DOM-ST                                         821             2           A/N       X(2)                      Spaces
  Original school state mail code
--------------------------------------------------------------------------------------------------------------------------------
LD-RPS-1-PAY-DU                                           823             10          A/N       MM/DD/CCYY                Spaces
  When the borrower's first payment is due
--------------------------------------------------------------------------------------------------------------------------------
LD-SNT-RPD-DIS                                            833             10          A/N       MM/DD/CCYY                Spaces
  Date repayment disclosure sent
--------------------------------------------------------------------------------------------------------------------------------
LD-BIL-DU                                                 843             10          A/N       MM/DD/CCYY                Spaces
  Date the next installment bill is due
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   853             1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-INT-CAP-FRQ                                        854             2             N       9(2)                      Zeros
  Interest capitalization frequency (in
          number of months)
--------------------------------------------------------------------------------------------------------------------------------
WX-INT-CAP-FRQ                                            856             15          A/N       X(15)                     Spaces
  Text description for the Interest
   capitalization frequency
--------------------------------------------------------------------------------------------------------------------------------
LC-TYP-SCH-DIS                                            871             2           A/N       X(2)                      Spaces
  Type of repayment schedule disclosed
--------------------------------------------------------------------------------------------------------------------------------
WX-TYP-SCH-DIS                                            873             20          A/N       X(20)                     Spaces
  Text description for type of repayment
         schedule disclosed
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   893             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-RPS-ISL-1                                              894             8           N         99999.99                  Zeros
  Installment amount of loan repayment
           schedule 1
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   902             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-RPS-ISL-2                                              903             8           N         99999.99                  Zeros
  Installment amount of loan repayment
           schedule 2
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   911             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-RPS-ISL-3                                              912             8           N         99999.99                  Zeros
  Installment amount of loan repayment
           schedule 3
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   920             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-RPS-ISL-4                                              921             8           N         99999.99                  Zeros
  Installment amount of loan repayment
           schedule 4
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   929             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-RPS-ISL-5                                              930             8           N         99999.99                  Zeros
  Installment amount of loan repayment
           schedule 5
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   938             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-RPS-ISL-6
  Installment amount of loan repayment
           schedule 6                                     939             8           N         99999.99                   Zeros
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   947             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-RPS-ISL-7                                              948             8           N         99999.99                  Zeros
  Installment amount of loan repayment
           schedule 7
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   956             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-1                                              957             3           N         9(3)                      Zeros
  Loan repayment term 1
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   960             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-2                                              961             3           N         9(3)                      Zeros
  Loan repayment term 2
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   964             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-3                                              965             3           N         9(3)                      Zeros
  Loan repayment term 3
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   968             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-4                                              969             3           N         9(3)                      Zeros
  Loan repayment term 4
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   972             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-5                                              973             3           N         9(3)                      Zeros
  Loan repayment term 5
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   976             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-6                                              977             3           N         9(3)                      Zeros
  Loan repayment term 6
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   980             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-7                                              981             3           N         9(3)                      Zeros
  Loan repayment term 7
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   984             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-INI                                            985             3           N         9(3)                      Zeros
  Initial loan repayment term
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   988             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-1-DSB                                                  989             9           N         999999.99                 Zeros
  Amount of first disbursement
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   998             1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LON-TOT-DSB                                            999             9           N         999999.99                 Zeros
  Total amount disbursed for loan
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1008            1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LON-TOT-INS-PRM                                        1009            8           N         99999.99                  Zeros
  Total amount of loan insurance premiums
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1017            1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LON-TOT-ORG-FEE                                        1018            8           N         99999.99                  Zeros
  Total amount of loan origination fees
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1026            1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LON-TOT-OTH-FEE                                        1027            8           N         99999.99                  Zeros
  Total amount of other fees for loan
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1035            1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-ORG-PRI                                                1036            9           N         999999.99                 Zeros
  Original amount of principal
--------------------------------------------------------------------------------------------------------------------------------
WI-LON-FUL-DSB                                            1045            1           A/N       X(01)                     Spaces
  Fully disbursed loan indicator
--------------------------------------------------------------------------------------------------------------------------------
LD-DSB                                                    1046            10          A/N       MM/DD/CCYY                Spaces
  Disbursement date
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1056            1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LST-DSB                                                1057            9           N         999999.99                 Zeros
  Amount of last disbursement
--------------------------------------------------------------------------------------------------------------------------------
LD-DFR-BEG                                                1066            10          A/N       MM/DD/CCYY                Spaces
  Date deferment begins
--------------------------------------------------------------------------------------------------------------------------------
LD-DFR-END                                                1076            10          A/N       MM/DD/CCYY                Spaces
  Date deferment ends
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1086            1           N         X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-DFR-RMN                                            1087            4           N         9(4)                      Zeros
  Number of days remaining in deferment
--------------------------------------------------------------------------------------------------------------------------------
LC-DFR-TYP                                                1091            2           A/N       X(2)                      Spaces
  Deferment type code
--------------------------------------------------------------------------------------------------------------------------------
WX-DFR-TYP                                                1093            20            A/N     X(20)                     Spaces
  Text description for deferment type code
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1113            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-IN-DFR                                             1114            3             N       9(3)                      Zeros
  Number of months elapsed in deferment
--------------------------------------------------------------------------------------------------------------------------------
LD-FOR-BEG
  Date current forbearance began                          1117            10            A/N     MM/DD/CCYY                Spaces
--------------------------------------------------------------------------------------------------------------------------------
LD-FOR-END                                                1127            10            A/N     MM/DD/CCYY                Spaces
  Date current forbearance ends
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1137            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-FOR-RMN                                            1138            4             N       9(4)                      Zeros
  Number of days remaining in forbearance
--------------------------------------------------------------------------------------------------------------------------------
LC-FOR-TYP                                                1142            2             A/N     X(2)                      Spaces
  Forbearance type code
--------------------------------------------------------------------------------------------------------------------------------
WX-FOR-TYP                                                1144            20            A/N     X(20)                     Spaces
  Text description for forbearance type code
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1164            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-IN-FOR                                             1165            3             N       9(3)                      Zeros
  Number of months elapsed in forbearance
--------------------------------------------------------------------------------------------------------------------------------
WI-INI-FOR-APL                                            1168            1             A/N     'Y' Initial forbearance   Spaces
  Indicates initial forbearance applied                                                          applied within month
  during this period                                                                             'N' Initial forbearance no
                                                                                                 applied within month or no
                                                                                                 forbearance exists
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1169            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-SQ-FOR-APL                                             1170            3             N       9(3)                      Zeros
  Number of subsequent forbearances applied
      during this period
--------------------------------------------------------------------------------------------------------------------------------
WD-SBM-PCL                                                1173            10            A/N     MM/DD/CCYY                Spaces
  Date pre-claim submitted
--------------------------------------------------------------------------------------------------------------------------------
WD-INI-CLM-SBM                                            1183            10            A/N     MM/DD/CCYY                Spaces
  Date initial claim submitted
--------------------------------------------------------------------------------------------------------------------------------
LC-REA-CLP-LON
  Reason code for the claim/preclaim
--------------------------------------------------------------------------------------------------------------------------------
WX-REA-CLP-LON                                            1195            20            A/N     X(20)                     Spaces
  Text description for reason code for the
       claim/pre-claim
--------------------------------------------------------------------------------------------------------------------------------
LD-CLM-REJ-RTN-ACL                                        1215            10            A/N     MM/DD/CCYY                Spaces
  Claim rejection/return actual posted date
--------------------------------------------------------------------------------------------------------------------------------
WD-INI-CLM-PD                                             1225            10            A/N     MM/DD/CCYY                Spaces
  Date initial claim paid
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1235            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-INI-CLM-INT-PD                                         1236            8             N       99999.99                  Zeros
  Amount of initial claim interest paid
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1244            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-INI-CLM-PRI-PD                                         1245            9             N       999999.99                 Zeros
  Amount of initial claim principal paid
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1254            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-CLM-AGE                                            1255            4             N       9(4)                      Zeros
  Number of days aging for the claim
--------------------------------------------------------------------------------------------------------------------------------
WD-RS-INI-CLM                                             1259            10            A/N     MM/DD/CCYY                Spaces
  Date initial claim resubmitted
--------------------------------------------------------------------------------------------------------------------------------
WD-SUP-CLM-SBM                                            1269            10            A/N     MM/DD/CCYY                Spaces
  Date supplemental claim submitted
--------------------------------------------------------------------------------------------------------------------------------
WD-SUP-CLM-PD                                             1279            10            A/N     MM/DD/CCYY                Spaces
  Date supplemental claim paid
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1289            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-SUP-CLM-INT-PD                                         1290            8             N       99999.99                  Zeros
  Amount of supplemental claim interest paid
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1298            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-SUP-CLM-PRI-PD                                         1299            9             N       999999.99                 Zeros
  Amount of supplemental claim principal paid
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1308            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-FAT-NSI-AT-PR                                          1309            8             N       99999.99                  Zeros
  Amount of borrower interest at time of
         purchase
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1317            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-PRI-AT-PR                                              1318            9             N       999999.99                 Zeros
  Amount of principal at time of purchase
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1327            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-RPD-AFT-CVN                                        1328            5             N       9(5)                      Zeros
  Number of days in repayment after
              conversion
--------------------------------------------------------------------------------------------------------------------------------
WD-FAT-APL-LST-CAP                                        1333            10            A/N     MM/DD/CCYY                Spaces
  Date the last capitalization was applied
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1343            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-FAT-NSI-LST-CAP                                        1344            8             N       99999.99                  Zeros
  Amount last capitalized
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1352            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-TOT-INT-CAP                                            1353            8             N       99999.99                  Zeros
  Total amount of interest capped
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1361            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-INT-CAP                                            1362            4             N       9(4)                      Zeros
  Number of days of interest capped
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1366            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-INT-WOF                                                1367            8             N       99999.99                  Zeros
  Amount of interest write-off
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1375            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
W-PRI-WOF                                                1376            9             N       999999.99                 Zeros
  Amount of principal write-off
--------------------------------------------------------------------------------------------------------------------------------
WD-LST-BR-PAY                                             1385            10            A/N     MM/DD/CCYY                Spaces
  Date of the last borrower payment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1395            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LST-PRI-PAY                                            1396            9             N       999999.99                 Zeros
  Amount of the last principal payment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1405            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LST-INT-PAY                                            1406            8             N       99999.99                  Zeros
  Amount of the last interest payment
--------------------------------------------------------------------------------------------------------------------------------
WC-REA-ZRO-BAL                                            1414            2             A/N     X(2)                      Spaces
  Zero balance reason code
--------------------------------------------------------------------------------------------------------------------------------
WX-REA-ZRO-BAL                                            1416            20            A/N     X(20)                     Spaces
  Text description for zero balance reason
       code
--------------------------------------------------------------------------------------------------------------------------------
WC-SUB-REA-ZRO-BAL                                        1436            2             A/N     X(2)                      Spaces
  Zero balance sub type reason code
--------------------------------------------------------------------------------------------------------------------------------
WX-SUB-REA-ZRO-BAL                                        1438            20            A/N     X(20)                     Spaces
  Text description for zero balance sub-type
     reason code
--------------------------------------------------------------------------------------------------------------------------------
WD-ZRO-BAL-APL                                            1458            10            A/N     MM/DD/CCYY                Spaces
  Date zero balance applied
--------------------------------------------------------------------------------------------------------------------------------
WD-ZRO-BAL-EFF                                            1468            10            A/N     MM/DD/CCYY                Spaces
  Date zero balance effective
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1478            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-DLQ-ISL                                            1479            4             N       9(4)                      Zeros
  Number of days of delinquent installment
--------------------------------------------------------------------------------------------------------------------------------
WD-DLQ-DCO-ISL                                            1483            10            A/N     MM/DD/CCYY                Spaces
  Date condition occurred - delinquency for
      installment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1493            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-DLQ-INT                                            1494            4             N       9(4)                      Zeros
  Number of days of delinquency interest
--------------------------------------------------------------------------------------------------------------------------------
WD-DLQ-DCO-INT                                            1498            10            A/N     MM/DD/CCYY                Spaces
  Date condition occurred - delinquency for
      interest
--------------------------------------------------------------------------------------------------------------------------------
WC-LON-STA                                                1508            2             A/N     X(2)                      Spaces
  Loan life cycle status code
--------------------------------------------------------------------------------------------------------------------------------
WX-LON-STA                                                1510            10            A/N     MM/DD/CCYY                Spaces
  Text description decoded for loan life
         cycle status code
--------------------------------------------------------------------------------------------------------------------------------
WC-LON-SUB-STA                                            1520            2             A/N     X(2)                      Spaces
  Loan life cycle sub status code
--------------------------------------------------------------------------------------------------------------------------------
WX-LON-SUB-STA                                            1522            12            A/N     X(12)                     Spaces
  Text description decoded for loan life
         cycle sub-status code
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1534            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-RPS-TRM-RMN                                            1535            3             N       9(3)                      Zeros
  Remaining loan repayment term
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1538            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-CUR-ISL                                                1539            8             N       99999.99                  Zeros
  Current installment amount
--------------------------------------------------------------------------------------------------------------------------------
WD-XPC-POF                                                1547            10            A/N     MM/DD/CCYY                Spaces
  Expected payoff date
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1557            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-DAY-RPD-RMN                                            1558            5             N       9(5)                      Zeros
  Number of days remaining in repayment
--------------------------------------------------------------------------------------------------------------------------------
IM-OWN-SHO                                                1563            20            A/N     X(20)                     Spaces
  Institution short name
--------------------------------------------------------------------------------------------------------------------------------
IF-OWN-PRN                                                1583            8             A/N     X(8)                      Spaces
  Owner parent identifier
--------------------------------------------------------------------------------------------------------------------------------
WM-OWN-PRN-SHO                                            1591            20            A/N     X(20)                     Spaces
  Super owner short name
--------------------------------------------------------------------------------------------------------------------------------
IF-BND-ISS                                                1611            8             A/N     X(8)                      Spaces
  Owner bond issue identifier
--------------------------------------------------------------------------------------------------------------------------------
LF-CUR-POR                                                1619            20            A/N     X(20)                     Spaces
  Current portfolio assigned by secondary
        market
--------------------------------------------------------------------------------------------------------------------------------
LD-OWN-EFF-SR                                             1639            10            A/N     MM/DD/CCYY                Spaces
  Ownership Effective Start Date
--------------------------------------------------------------------------------------------------------------------------------
II-TX-BND                                                 1649            1             A/N     'Y' Bond issue taxable    Spaces
  Taxable bond indicator                                                                        'N' Bond issue is not taxa
--------------------------------------------------------------------------------------------------------------------------------
ID-LON-SLE                                                1650            10            A/N     MM/DD/CCYY                Spaces
  Date the Loan was Sold
--------------------------------------------------------------------------------------------------------------------------------
IF-SLL-OWN                                                1660            8             A/N     X(8)                      Spaces
  Seller's Owner ID Code
--------------------------------------------------------------------------------------------------------------------------------
IC-OWN-DOM-ST                                             1668            2             A/N     X(2)                      Spaces
  Owner's State code
--------------------------------------------------------------------------------------------------------------------------------
WC-ITR-TYP-1                                              1670            2             A/N     X(2)                      Spaces
  Interest type code 1
--------------------------------------------------------------------------------------------------------------------------------
WC-ITR-TYP-2                                              1672            2             A/N     X(2)                      Spaces
  Interest type code 2
--------------------------------------------------------------------------------------------------------------------------------
WC-ITR-TYP-3                                              1674            2             A/N     X(2)                      Spaces
  Interest type code 3
--------------------------------------------------------------------------------------------------------------------------------
WC-ITR-TYP-4                                              1676            2             A/N     X(2)                      Spaces
  Interest type code 4
--------------------------------------------------------------------------------------------------------------------------------
WX-ITR-TYP-1                                              1678            20            A/N     X(20)                     Spaces
  Text description for interest type code 1
--------------------------------------------------------------------------------------------------------------------------------
WX-ITR-TYP-2                                              1698            20            A/N     X(20)                     Spaces
  Text description for interest type code 2
--------------------------------------------------------------------------------------------------------------------------------
WX-ITR-TYP-3                                              1718            20            A/N     X(20)                     Spaces
  Text description for interest type code 3
--------------------------------------------------------------------------------------------------------------------------------
WX-ITR-TYP-4                                              1738            20            A/N     X(20)                     Spaces
  Text description for interest type code 4
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-EFF-BEG-1                                          1758            10            A/N     MM/DD/CCYY                Spaces
  Effective begin date for interest type 1
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-EFF-BEG-2                                          1768            10            A/N     MM/DD/CCYY                Spaces
  Effective begin date for interest type 2
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-EFF-BEG-3                                          1778            10            A/N     MM/DD/CCYY                Spaces
  Effective begin date for interest type 3
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-EFF-BEG-4                                          1788            10            A/N     MM/DD/CCYY                Spaces
  Effective begin date for interest type 4
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-EFF-END-1                                          1798            10            A/N     MM/DD/CCYY                Spaces
  Effective end date for interest type code 1
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-EFF-END-2                                          1808            10            A/N     MM/DD/CCYY                Spaces
  Effective end date for interest type code 2
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-EFF-END-3                                          1818            10            A/N     MM/DD/CCYY                Spaces
  Effective end date for interest type code 3
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-EFF-END-4                                          1828            10            A/N     MM/DD/CCYY                Spaces
  Effective end date for interest type code 4
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-APL-1                                              1838            10            A/N     MM/DD/CCYY                Spaces
  Application date for interest type code 1
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-APL-2                                              1848            10            A/N     MM/DD/CCYY                Spaces
  Application date for interest type code 2
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-APL-3                                              1858            10            A/N     MM/DD/CCYY                Spaces
  Application date for interest type code 3
--------------------------------------------------------------------------------------------------------------------------------
WD-ITR-APL-4                                              1868            10            A/N     MM/DD/CCYY                Spaces
  Application date for interest type code 4
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1878            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WR-ITR-1                                                  1879            6             N       99.999                    Zeros
  Interest rate for interest type code 1
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1885            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WR-ITR-2                                                  1886            6             N       99.999                    Zeros
  Interest rate for interest type code 2
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1892            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WR-ITR-3
  Interest rate for interest type code 3                  1893            6             N       99.999                    Zeros
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1899            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WR-ITR-4                                                  1900            6             N       99.999                    Zeros
  Interest rate for interest type code 4
--------------------------------------------------------------------------------------------------------------------------------
WI-SPC-ITR-1                                              1906            1             A/N     X(01)                     Spaces
  Special interest indicator for interest
        type code 1
--------------------------------------------------------------------------------------------------------------------------------
WI-SPC-ITR-2                                              1907            1             A/N     X(01)                     Spaces
  Special interest indicator for interest
        type code 2
--------------------------------------------------------------------------------------------------------------------------------
WI-SPC-ITR-3                                              1908            1             A/N     X(01)                     Spaces
  Special interest indicator for interest
        type code 3
--------------------------------------------------------------------------------------------------------------------------------
WI-SPC-ITR-4                                              1909            1             A/N     X(01)                     Spaces
  Special interest rate eligibility for
          interest type code 4
--------------------------------------------------------------------------------------------------------------------------------
WC-ELG-SIN-1                                              1910            1             A/N     X(1)                      Spaces
  Subsidized interest eligibility code for
       interest type code 1
--------------------------------------------------------------------------------------------------------------------------------
WC-ELG-SIN-2                                              1911            1             A/N     X(1)                      Spaces
  Subsidized interest eligibility code for
       interest type code 2
--------------------------------------------------------------------------------------------------------------------------------
WC-ELG-SIN-3                                              1912            1             A/N     X(1)                      Spaces
  Subsidized interest eligibility code for
       interest type code 3
--------------------------------------------------------------------------------------------------------------------------------
WC-ELG-SIN-4                                              1913            1             A/N     X(1)                      Spaces
  Subsidized interest eligibility code for
       interest type code 4
--------------------------------------------------------------------------------------------------------------------------------
WX-ELG-SIN-1                                              1914            20            A/N     X(20)                     Spaces
  Text description for subsidized interest
       eligibility code 1
--------------------------------------------------------------------------------------------------------------------------------
WX-ELG-SIN-2                                              1934            20            A/N     X(20)                     Spaces
  Text description for subsidized interest
       eligibility code 2
--------------------------------------------------------------------------------------------------------------------------------
WX-ELG-SIN-3                                              1954            20            A/N     X(20)                     Spaces
  Text description for subsidized interest
       eligibility code 3
--------------------------------------------------------------------------------------------------------------------------------
WX-ELG-SIN-4                                              1974            20            A/N     X(20)                     Spaces
  Text description for subsidized interest
       eligibility code 4
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   1994            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-PAY-RPD                                                1995            3             N       9(3)                      Zeros
--------------------------------------------------------------------------------------------------------------------------------
WD-FNL-DMD-BR                                             1998            10            A/N     MM/DD/CCYY                Spaces
 Unused
--------------------------------------------------------------------------------------------------------------------------------
WD-FNL-DMD-COS                                            2008            10            A/N     MM/DD/CCYY                Spaces
 Unused
--------------------------------------------------------------------------------------------------------------------------------
WF-POR-AGE-LN-1                                           2018            3             A/N     X(3)                      Spaces
  Identifies the portfolio aging line
--------------------------------------------------------------------------------------------------------------------------------
WF-POR-AGE-LN-2                                           2021            3             A/N     X(3)                      Spaces
  Identifies the portfolio aging line
--------------------------------------------------------------------------------------------------------------------------------
WF-POR-RPT-LN-1                                           2024            3             A/N     X(3)                      Spaces
  Identifier / name of PCR/PAR report lines
--------------------------------------------------------------------------------------------------------------------------------
WF-POR-RPT-LN-2                                           2027            3             A/N     X(3)                      Spaces
  Identifier / name of PCR/PAR report line
--------------------------------------------------------------------------------------------------------------------------------
WF-POR-RPT-LN-3                                           2030            3             A/N     X(3)                      Spaces
  Identifier / name of PCR/PAR report line
--------------------------------------------------------------------------------------------------------------------------------
WF-P0R-RPT-LN-4                                           2033            3             A/N     X(3)                      Spaces
  Identifier / name of PCR/PAR report line
--------------------------------------------------------------------------------------------------------------------------------
WF-POR-RPT-LN-5                                           2036            3             A/N     X(3)                      Spaces
  Identifier / name of PCR/PAR report line
--------------------------------------------------------------------------------------------------------------------------------
WF-POR-TME-LN                                             2039            3             A/N     X(3)                      Spaces
  Identifies the portfolio time line
--------------------------------------------------------------------------------------------------------------------------------
WD-MR50-CRT                                               2042            10            A/N     MM/DD/CCYY                Spaces
  Creation date for this record
--------------------------------------------------------------------------------------------------------------------------------
LC-LIT-STA                                                2052            2             A/N     'C' Canceled              Spaces
  Litigation status code                                                                        'D' Default Claim
                                                                                                'E' Judgement Received
                                                                                                'G' Garnishment
                                                                                                'B' Bankruptcy
                                                                                                'R' Referred
                                                                                                'S' Sent claim
                                                                                                'V' Out of State
--------------------------------------------------------------------------------------------------------------------------------
LD-LIT-BEG                                                2054            10            A/N     MM/DD/CCYY                Spaces
  Date litigation began
--------------------------------------------------------------------------------------------------------------------------------
WI-NEW-LON                                                2064            1             A/N     X(01)                     Spaces
  New loan indicator
--------------------------------------------------------------------------------------------------------------------------------
WI-LON-1-OWN-MR50                                         2065            1             A/N     X(01)                     Spaces
  Earliest owner for reporting period
--------------------------------------------------------------------------------------------------------------------------------
WF-TIR-PCE-LN35                                           2066            3             A/N     X(01)                     Spaces
 Tier price
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2069            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
LA-LON-AMT-GTR                                            2070            9             N       999999.99                 Zeros
 Amount guaranteed
--------------------------------------------------------------------------------------------------------------------------------
LD-LON-GTR                                                2079            10            A/N     MM/DD/CCYY                Spaces
 Date guaranteed
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2089            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-GRC-RMN                                            2090            3             N       9(3)                      Zeros
Number of months remaining in grace
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2093            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-DFR-RMN                                            2094            3             N       9(3)                      Zeros
Number of months remaining in deferment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2097            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-FOR-RMN                                            2098            3             N       9(3)                      Zeros
Number of months remaining in forbearance
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2101            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-ENR-RMN                                            2102            3             N       9(3)                      Zeros
Number of months remaining in enrollment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2105            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-RPD-RMN                                            2106            3             N       9(3)                      Zeros
Number of months remaining in repayment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2109            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-ZRO-ELP                                            2110            3             N       9(3)                      Zeros
Number of months elapsed in zero balance
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2113            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-GRC-ELP                                            2114            3             N       9(3)                      Zeros
Number of months elapsed in grace
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2117            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-ENR-ELP                                            2118            3             N       9(3)                      Zeros
Number of months elapsed in enrollment
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2121            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WN-MTH-LIT-ELP                                            2122            3             N       9(3)                      Zeros
Number of months elapsed in litigation
--------------------------------------------------------------------------------------------------------------------------------
LC-RPD-SLE                                                2125            1             A/N     X(1)                      Spaces
Code for whether a loan is to be sold,
 not sold, or already sold at
repayment
--------------------------------------------------------------------------------------------------------------------------------
WX-RPD-SLE                                                2126            20            A/N     X(20)                     Spaces
Text description for Code for whether a
 loan is to be sold, not sold,
or already sold at repayment
--------------------------------------------------------------------------------------------------------------------------------
LC-ST-BR-RSD-APL                                          2146            2             A/N     X(2)                      Spaces
Code for the borrower's state of residence
 at time of application.
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2148            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LON-SLE-TRF-PRI                                        2149            9             N       999999.99                 Zeros
Amount of Principal Transferred at the last sale
--------------------------------------------------------------------------------------------------------------------------------
Field sign. Positive or negative value.                   2158            1             N       X(1)                      Spaces
   Blank value = positive
--------------------------------------------------------------------------------------------------------------------------------
WA-LON-SLE-TRF-INT                                        2159            9             N       999999.99                 Zeros
Amount of Interest Transferred at the last sale
--------------------------------------------------------------------------------------------------------------------------------
WA-SUB-STA-RPT                                            2168            2             A/N     X(2)                      Spaces
Loan Sub-status used for reporting
--------------------------------------------------------------------------------------------------------------------------------
WC-REA-ZRO-NEW                                            2170            2             A/N     X(2)                      Spaces
A new attribute to report zero balance
 reason code not due to write-off
--------------------------------------------------------------------------------------------------------------------------------
WX-REA-ZRO-NEW                                            2172            20            A/N     X(20)                     Spaces
Text description of the new attribute to
 report zero balance reason
not due to write-off
--------------------------------------------------------------------------------------------------------------------------------
WC-SUB-REA-ZRO-NEW                                        2192            2             A/N     X(2)                      Spaces
A new attribute to report zero balance
 sub-reason code not due to
write-off
--------------------------------------------------------------------------------------------------------------------------------
WX-SUB-REA-ZRO-NEW                                        2194            20            A/N     X(20)                     Spaces
Text description for a new attribute to
 report zero balance sub-reason
code not due to write-off
--------------------------------------------------------------------------------------------------------------------------------
WD-ZRO-BAL-APL-NEW                                        2214            10            A/N     X(10)                     Spaces
A new attribute for date zero balance
 applied not due to write-off
--------------------------------------------------------------------------------------------------------------------------------
WD-ZRO-BAL-EFF-NEW                                        2224            10            A/N     X(10)                     Spaces
A new attribute for date zero balance
 effective not due to write-off
--------------------------------------------------------------------------------------------------------------------------------
DC-ADR-EML                                                2234            1             A/N     X(1)                      Spaces
E-mail address type code
--------------------------------------------------------------------------------------------------------------------------------
DD-VER-ADR-EML                                            2235            10            A/N     X(10)                     Spaces
Date e-mail address verified
--------------------------------------------------------------------------------------------------------------------------------
DI-VLD-ADR-EML                                            2245            1             A/N     X(1)                      Spaces
Validity indicator for this e-mail address
--------------------------------------------------------------------------------------------------------------------------------
WX-ADR-EML-L                                              2246            4                     9(4)                      Zeros
Length of E-mail address text
--------------------------------------------------------------------------------------------------------------------------------
WX-ADR-EML-T                                              2250            75            A/N     X(75)                     Spaces
E-mail address text
--------------------------------------------------------------------------------------------------------------------------------
LC-MPN-TYP                                                2325            1             A/N     X(1)                      Spaces
Code for master prom note application type
--------------------------------------------------------------------------------------------------------------------------------
LD-MPN-EXP                                                2326            10            A/N     X(10)                     Spaces
Date master prom note expires
--------------------------------------------------------------------------------------------------------------------------------
LC-MPN-SRL-LON                                            2336            1             A/N     X(1)                      Spaces
Code for type of master prom note
--------------------------------------------------------------------------------------------------------------------------------
LC-MPN-REV-REA                                            2337            2             N       X(2)                      Spaces
Master prom note revocation reason
--------------------------------------------------------------------------------------------------------------------------------
LF-ORG-RGN                                                2339            8             N       X(8)                      Spaces
Origination reason
--------------------------------------------------------------------------------------------------------------------------------
AF-LON-ALT                                                2347            17            N       X(17)                     Spaces
Alternate identifier of a loan
--------------------------------------------------------------------------------------------------------------------------------
AN-SEQ-COM-LN-APL                                         2364            4             N       9(4)                      Zeros
Sequence for a Commomnline application
--------------------------------------------------------------------------------------------------------------------------------
Filler                                                    2368            37            A/N     X(37)                     Spaces
--------------------------------------------------------------------------------------------------------------------------------

Total record length: 2404

EXHIBIT D TO NOTE PURCHASE A
MONTHLY REPORT TRANSACTION DETAIL

>

--------------------------------------------------------------------------------------------------------------------------------
BF-SSN                                                    1               9             N       X(9)                      Spaces
Borrower Social Security Number
--------------------------------------------------------------------------------------------------------------------------------
LN-SEQ                                                    10              4             N       S9(4)                     Zeroes
Loan sequence number
--------------------------------------------------------------------------------------------------------------------------------
LN-FAT-SEQ                                                14              4             N       S9(4)                     Zeroes
Numeric sequence of financial activity       transaction
--------------------------------------------------------------------------------------------------------------------------------
LC-FAT-REV-REA                                            18              1             A/N     X(1)                      Spaces
Encoded value for the reversal reason
--------------------------------------------------------------------------------------------------------------------------------
WX-FAT-REV-REA                                            19              20            A/N     X(20)                     Spaces
Text description for reversal reason
--------------------------------------------------------------------------------------------------------------------------------
LD-FAT-APL                                                39              10            A/N     MM/DD/CCYY                Spaces
Date financial activity transaction applied
--------------------------------------------------------------------------------------------------------------------------------
LD-FAT-PST                                                49              10            A/N     MM/DD/CCYY                Spaces
Date financial activity transaction posted
--------------------------------------------------------------------------------------------------------------------------------
LD-FAT-EFF                                                59              10            A/N     MM/DD/CCYY                Spaces
Date financial activity transaction effect
--------------------------------------------------------------------------------------------------------------------------------
LD-FAT-DPS                                                69              10            A/N     MM/DD/CCYY                Spaces
Date financial activity transaction deposited
--------------------------------------------------------------------------------------------------------------------------------
LC-CSH-ADV                                                79              1             A/N     X(1)                      Spaces
Financial Activity transaction cash/adv code
--------------------------------------------------------------------------------------------------------------------------------
WX-CSH-ADV                                                80              20            A/N     X(20)                     Spaces
Text description for financial cash/adv code
--------------------------------------------------------------------------------------------------------------------------------
LD-STA-LON90                                              100             10            A/N     MM/DD/CCYY                Spaces
Status date of this LON90
--------------------------------------------------------------------------------------------------------------------------------
LC-STA-LON90                                              110             1             A/N     X(1)                      Spaces
Status code of this LON90
--------------------------------------------------------------------------------------------------------------------------------
WX-STA-LON90                                              111             20            A/N     X(20)                     Spaces
Text description for status code of this LON90
--------------------------------------------------------------------------------------------------------------------------------
Field Sign for LA-FAT-PCL-FEE                             131             1             N       X(1)                      Spaces
(Positive if blank)
--------------------------------------------------------------------------------------------------------------------------------
LA-FAT-PCL-FEE                                            132             8             N       99999.99                  Zeroes
Amount of preclaim fee financial activity transaction
--------------------------------------------------------------------------------------------------------------------------------
Field Sign for LA-FAT-NSI                                 140             1             N       X(1)                      Spaces
(Positive if blank)
--------------------------------------------------------------------------------------------------------------------------------
LA-FAT-NSI                                                141             8             N       99999.99                  Zeroes
Amount non-subsidized borrower interest financial activit
--------------------------------------------------------------------------------------------------------------------------------
Field Sign for LA-FAT-LTE-FEE                             149             1             N       X(1)                      Spaces
(Positive if blank)
--------------------------------------------------------------------------------------------------------------------------------
LA-FAT-LTE-FEE                                            150             8             N       99999.99                  Zeroes
Amount of late fee financial activity transaction
--------------------------------------------------------------------------------------------------------------------------------
Field sign for LA-FAT-ILG-PRI                             158             1             N       X(1)                      Spaces
(Positive if blank)
--------------------------------------------------------------------------------------------------------------------------------
LA-FAT-ILG-PRI                                            159             9             N       999999.99                 Zeroes
Amount of ineligible principal financial activity transac
--------------------------------------------------------------------------------------------------------------------------------
Field Sign for LA-FAT-CUR-PRI                             168             1             N       X(1)                      Spaces
(Positive if blank)
--------------------------------------------------------------------------------------------------------------------------------
LA-FAT-CUR-PRI                                            169             9             N       999999.99                 Zeroes
Amount of current principal financial activity transactio
--------------------------------------------------------------------------------------------------------------------------------
PC-FAT-TYP                                                178             2             A/N     X(2)                      Spaces
Financial activity transaction type code
--------------------------------------------------------------------------------------------------------------------------------
WX-FAT-TYP                                                180             20            A/N     X(20)                     Spaces
Text description for financial activity transaction type
--------------------------------------------------------------------------------------------------------------------------------
PC-FAT-SUB-TYP                                            200             2             A/N     X(2)                      Spaces
Financial activity transaction subtype code
--------------------------------------------------------------------------------------------------------------------------------
WX-FAT-SUB-TYP                                            202             20            A/N     X(20)                     Spaces
Text description for financial activity transaction subty
--------------------------------------------------------------------------------------------------------------------------------
Field Sign for LA-FAT-NSI-ACR                             222             1             N       X(1)                      Spaces
(Positive if blank)
--------------------------------------------------------------------------------------------------------------------------------
LA-FAT-NSI-ACR                                            223             8             N       99999.99                  Zeroes
Amount of non-subsidized interest accrual
--------------------------------------------------------------------------------------------------------------------------------
WD-RPT-MTH-BEG                                            231             10            A/N     MM/DD/CCYY                Spaces
First day of reporting month
--------------------------------------------------------------------------------------------------------------------------------
WD-RPT-MTH-END                                            241             10            A/N     MM/DD/CCYY                Spaces
Last day of reporting month
--------------------------------------------------------------------------------------------------------------------------------
WX-FIN-ATY-RPT-LN                                         251             3             A/N     X(3)                      Spaces
Financial activity transaction report line text
--------------------------------------------------------------------------------------------------------------------------------
LI-FAT-RAP                                                254             1             A/N     X(1)                      Spaces
Indicates this is the reapplied financial
 activity of a prior, now inactive
 financial activity transaction
--------------------------------------------------------------------------------------------------------------------------------
IF-OWN                                                    255             8             A/N     X(8)                      Spaces
Owner code
--------------------------------------------------------------------------------------------------------------------------------
IF-BND-ISS                                                263             8             A/N     X(8)                      Spaces
Owner bond issue identifier
--------------------------------------------------------------------------------------------------------------------------------
IC-LON-PGM                                                271             6             A/N     X(6)                      Spaces
Current loan program being displayed
--------------------------------------------------------------------------------------------------------------------------------
Filler                                                    277             50            A/N     X(50)                     Spaces
--------------------------------------------------------------------------------------------------------------------------------

Total record length: 326

EXHIBIT E TO NOTE PURCHASE AGREEMENT
WEEKLY ORIGINATION TRANSMISSION FILE DATA ELEMENTS

I. STUDENT INFO

STUSSN        $9.                 /* SOCIAL SECURITY NUMBER           */
AN_SEQ         4.                 /* APPLICATION SEQUENCE NUMBER      */
SLAST        $30.                 /* LAST NAME                        */
SFIRST       $13.                 /* FIRST NAME                       */
SMID         $1.                  /* MIDDLE INITIAL                   */
SDOB         MMDDYY10.            /* DATE OF BIRTH                    */
SUSSTA       $1.                  /* U.S. CITIZENSHIP INDICATOR       */
SALREG       $10.                 /* ALIEN REGISTRATION               */

II. APPLICANT 1 INFORMATION

DM_PRS_L      $30.                 /* APPLICANT LAST NAME              */
DM_PRS_1      $12.                 /* APPLICANT FIRST NAME             */
DM_PRS_M      $1.                  /* APPLICANT MID INITIAL            */
BF_SSN        $9.                  /* APPLICANT SOCIAL SECURITY NUM    */
DD_BRT        MMDDYY10.            /* APPLICANT DATE OF BIRTH          */
LC_REL_T      $2.                  /* APPLICANT RELATION TO BORR       */
AA_SAL_S       7.                  /*  APPLICANT ANNUAL INCOME         */
OTHRINCM       8.                  /*  APPLICANT OTHER ANNUAL INCOME   */

III. APPLICANT 2 INFORMATION (If Applicable)

ALAST             $30.             /* APPLICANT LAST NAME             */
AFIRST            $12.             /* APPLICANT FIRST NAME            */
AMID               $1.             /* APPLICANT MID INITIAL           */
LF_EDS             $9.             /* APPLICANT SOCIAL SECURITY NUM   */
ADOB              MMDDYY10.        /* APPLICANT DATE OF BIRTH         */
AMANNINC            8.             /*  APPLICANT ANNUAL INCOME        */
AMOANINC            8.             /*  APPLICANT OTHER ANNUAL INCOME  */

IV. LOAN INFORMATION

AD_LON10          MMDDYY10.         /*  LOAN TERM BEGIN DATE            */
AD_LON_T          MMDDYY10.         /*  LOAN TERM END DATE              */
AD_GRD_X          MMDDYY10.         /*  EXPECTED GRADUATION DATE        */
AC_ACA_G          $2.               /*  STUDENT GRADE LEVEL             */
AC_STU_S          $1.               /*  ENROLLMENT STATUS               */
AD_PNT_P          MMDDYY10.         /*  P-NOTE GENERATION DATE          */
AC_ITR_T          $1.               /*  INTEREST RATE TYPE GUARANTOR    */
AR_GTR            9.3               /*  INTEREST RATE GUARANTOR         */
AC_ORG_P          $1.               /*  ORIGINATION STATUS              */
AF_DOE_S          $8.               /*  SCHOOL CODE                     */
AX_SCL_B          $2.               /*  SCHOOL BRANCH ID                */
AF_DOE_L          $8.               /*  LENDER CODE                     */
AF_LON_A          $17.              /*  COMMONLINE UNIQUE IDENTIFIER    */
DISB1             MMDDYY10.         /*  RECOMMENDED DISBURSEMENT DATE 1 */
LA_DSB1           8.2               /*  DISBURSEMENT AMOUNT 1           */
DISBORG1          8.2               /*  ORIGINATION FEE 1               */
NTDISB1           8.2               /*  NET DISBURSEMENT AMOUNT 1       */
ADISB1            MMDDYY10.         /*  ACTUAL DISBURSEMENT DATE 1      */
DISB2             MMDDYY10.         /*  RECOMMENDED DISBURSEMENT DATE 2 */
LA_DSB2           8.2               /*  DISBURSEMENT AMOUNT 2           */

IV. LOAN INFORMATION (cont.)

DISBORG2          8.2               /*  ORIGINATION FEE 2               */
NTDISB2           8.2               /*  NET DISBURSEMENT AMOUNT 2       */
ADISB2            MMDDYY10.         /*  ACTUAL DISBURSEMENT DATE 2      */
DISB3             MMDDYY10.         /*  RECOMMENDED DISBURSEMENT DATE 3 */
LA_DSB3           8.2               /*  DISBURSEMENT AMOUNT 3           */
DISBORG3          8.2               /*  ORIGINATION FEE 3               */
NTDISB3           8.2               /*  NET DISBURSEMENT AMOUNT 3       */
ADISB3            MMDDYY10.         /*  ACTUAL DISBURSEMENT DATE 3      */
DISB4             MMDDYY10.         /*  RECOMMENDED DISBURSEMENT DATE 4 */
LA_DSB4           8.2               /*  DISBURSEMENT AMOUNT 4           */
DISBORG4          8.2               /*  ORIGINATION FEE 4               */
NTDISB4           8.2               /*  NET DISBURSEMENT AMOUNT 4       */
ADISB4            MMDDYY10.         /*  ACTUAL DISBURSEMENT DATE 4      */
AA_REQ_7          8.                /*  SCHOOL CERTIFIED AMOUNT         */
AD_CRT_A          MMDDYY10.         /*  DATE RECORD CREATED             */
AC_APL_1          $2.               /*  REJECT CODE                    */
AC_APL_3          $2.               /*  SUSPEND CODE               */
AF_CRD_R          $4.               /*  CREDIT SCORE             */
AF_FIL            $10.              /*  REFERENCE NUMBER                */
IC_LON_P          $6.               /*  LOAN PROGRAM                    */
AD_LON_G          MMDDYY10.         /*  DATE LOAN   CREATED             */
AD_ORG_P          MMDDYY10.         /*  PROCESS DATE                    */
AR_INC_A          9.                /*  DEBT TO INCOME ANALYSIS         */
AC_DFR_R          $1.               /*  REPAYMENT OPTION                */
LN_SEQ            4.                /*  LOAN SERVICING SEQUENCE NUMBER  */
LONBEG   MMDDYYYY /*  LOAN PERIOD START - SCHOOL */
LONEND   MMDDYYYY /*  LOAN PERIOD END - SCHOOL */
LOANAMT  9.2               /* ACTIVE LOAN AMOUNT */

V. CANCELLATION CODES FOR ANTICIPATED AND ACTUAL DISBURSEMENTS

CANCDE1           $1.         /*  CANCELLATION CODES DISB 1       */
CANCDE2           $1.         /*  CANCELLATION CODES DISB 2       */
CANCDE3           $1.         /*  CANCELLATION CODES DISB 3       */
CANCDE4           $1.         /*  CANCELLATION CODES DISB 4       */

VI. ACTIVE DISBURSEMENT ROSTER DATES

RSPRT1           MMDDYY10.         /*  ROSTER DATE 1        */
RSPRT2           MMDDYY10.         /*  ROSTER DATE 2        */
RSPRT3           MMDDYY10.         /*  ROSTER DATE 3        */
RSPRT4           MMDDYY10.         /*  ROSTER DATE 4        */

FIRST AMENDMENT TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

          This First Amendment to Amended and Restated Note Purchase Agreement (this "Amendment"), dated as of June 15, 2002, is by and between BANK ONE, NATIONAL ASSOCIATION ("Bank One"), a national banking association organized under the laws of the United States and having its principal place of business at 100 East Broad Street, Columbus, Ohio 43215, and THE FIRST MARBLEHEAD CORPORATION ("FMC"), a Delaware corporation with its principal place of business at 30 Little Harbor, Marblehead, Massachusetts 01945.

WITNESSETH

          WHEREAS, FMC and Bank One have entered into a certain Amended and Restated Note Purchase Agreement dated as of May 1, 2002, with respect to purchase of the loans described therein (the "NPA"); and

          WHEREAS, FMC and Bank One have agreed to modify the NPA with respect to eligibility of certain loans to be purchased thereunder.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.        Amendments to Definitions.

          The first sentence of the definition of "Seasoned Loan" is amended as follows:

          "Seasoned Loan" means an EDUCATION ONE Loan as of ten (10) days after the disbursement on the EDUCATION ONE Loan but shall exclude any loan disbursed by paper check if the paper check has not yet been paid by the drawee.

          2.        Effectiveness of Amendment.

This amendment shall apply solely to purchases under the Amended and Restated Note Purchase Agreement that are consummated prior to July 1, 2002. Thereafter, this amendment shall be of no further force and effect.

          In all other respects the Note Purchase Agreement is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals by their duly authorized officers as of the date first written above.

THE FIRST MARBLEHEAD CORPORATION By: /s/ Bruce F. Lefenfeld Print Name Bruce F. Lefenfeld Title Secretary	BANK ONE, NATIONAL ASSOCIATION By: /s/ Mrya Busch Goetz Print Name Mrya Busch Goetz Title Vice President

EXTENSION AGREEMENT

          This Extension Agreement ("Agreement") is entered into by and among Bank One, National Association, ("Bank One"), The First Marblehead Corporation, a Delaware Corporation ("FMC"), and The Education Resources Institute, Inc. ("TERI"), a Massachusetts not-for-profit corporation, and amends the Education One Loan Program Agreements (as hereinafter defined). This Agreement is dated as of November 1, 2002.

WITNESSES

          WHEREAS, FMC and Bank One have entered into that certain Amended and Restated Note Purchase Agreement dated as of May 1, 2002 (the "NPA"); and

          WHEREAS, Bank One and TERI have entered into that certain Amended and Restated Guaranty Agreement dated as of April 18, 2002 and effective as of the Conversion Date (as defined therein) (the "Guaranty Agreement"); and

          WHEREAS, Bank One and TERI have entered into that certain Amended and Restated Loan Origination Agreement dated as of May 1, 2002 (the "LOA"); and

          WHEREAS, the NPA, Guaranty Agreement and LOA are hereinafter referred to as the "Education One Loan Program Agreements."

          NOW THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

1.             NPA Extension.

          (a)        The term of the NPA is hereby extended by amending the second paragraph of Section 10.01 to read as follows:

"Provided that the Guaranty Agreement remains in effect, this Agreement shall remain in full force and effect to and including April 30, 2007, and thereafter shall renew for additional one year terms unless either party gives written notice of termination at least 60 days prior to the then-effective expiration date."

          (b)        The first clause in the last sentence of section 2.01 is amended to read:

          "For the first six (6) years of this Agreement,"

2.	Extension of Guaranty Agreement. TERI and Bank One agree that the Guaranty Agreement is hereby extended by amending the first sentence of Section 8.12 to read:

"The initial term of this Agreement shall commence on the Conversion Date, and shall continue through April 30, 2007."

3.             LOA. Bank One and TERI agree that LOA requires no further amendment, as it is coterminous with the Guaranty Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the date above first written.

BANK ONE, NATIONAL ASSOCIATION

By: /s/ Myra Busch Goetz
Its: Vice President

THE EDUCATION RESOURCES INSTITUTE, INC.

By: /s/ Lawrence W. O'Toole
Its: President

THE FIRST MARBLEHEAD CORPORATION

By: /s/ Ralph James
Its: President